                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                          ACACIA RESEARCH CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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
                    [Acacia Research Corporation letterhead]

                               October [  ], 1999

Dear Shareholder:

    On behalf of your Board of Directors and Management, you are cordially invited to attend a Special Meeting of Shareholders to be held on Thursday, December 2, 1999, at 10:00 a.m., at the Acacia Research Corporation, located at 55 South Lake Avenue in Pasadena, California.

    The purpose of the Special Meeting is to consider two proposals, each of which is identified and described in the enclosed materials. The first proposal, to change the Company's state of incorporation from California to Delaware, is especially important. The Proxy Statement describes this proposal, as well as the second proposal to be presented at the meeting involving certain amendments to the Company's 1996 Stock Option Plan.

    We are delighted that you have chosen to invest in Acacia Research Corporation and hope that, whether or not you attend the meeting, you will vote as soon as possible by returning the enclosed proxy card. Your vote is important, and voting by written proxy will ensure your representation at the Special Meeting. You may revoke your proxy in accordance with the procedures described in the Proxy Statement at any time prior to the time it is voted.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE SPECIAL MEETING EVEN IF YOU CANNOT ATTEND IN PERSON. PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE.

    Thank you for your continued support.

                                          Cordially,

                                          Paul R. Ryan
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                          ACACIA RESEARCH CORPORATION

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 2, 1999

                            ------------------------

TO OUR SHAREHOLDERS:

    NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of Acacia Research Corporation, a California corporation (the "Company"), will be held on Thursday, December 2, 1999 at 10:00 a.m. at the Acacia Research Corporation located at 55 South Lake Avenue, Pasadena, California 91101, for the following purposes:

    1. To consider a proposal to change the Company's state of incorporation from California to Delaware; and

    2.  To ratify amendments to the Company's 1996 Stock Option Plan.

    Only shareholders of record at the close of business on October 25, 1999 are entitled to receive notice of and to vote at the Special Meeting.

    All shareholders are cordially invited to attend the Special Meeting in person. However, to assure your representation at the Special Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Special Meeting may vote in person even if he or she previously returned a proxy.

                                          By Order of the Board of Directors,

                                          Kathryn King-Van Wie
                                          SECRETARY

Pasadena, California
October [  ], 1999

                             YOUR VOTE IS IMPORTANT
  IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT
                           IN THE ENCLOSED ENVELOPE.

                          ACACIA RESEARCH CORPORATION
                              55 SOUTH LAKE AVENUE
                           PASADENA, CALIFORNIA 91101
                                 (626) 396-8300

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

    The enclosed proxy is solicited on behalf of the Board of Directors (the "BOARD") of Acacia Research Corporation, a California corporation ("ACACIA-CALIFORNIA" or the "COMPANY"), for use at the Company's special meeting of shareholders (the "SPECIAL MEETING") to be held on Thursday, December 2, 1999 at 10:00 a.m., and at any adjournments thereof. The purposes of the Special Meeting are set forth in this Proxy Statement and in the accompanying Notice of Special Meeting of Shareholders. The Special Meeting will be held at the Acacia Research Corporation located at 55 South Lake Avenue, Pasadena, California
91101. These proxy solicitation materials were mailed on or about October   ,
1999 to all shareholders entitled to vote at the Special Meeting.

                             QUESTIONS AND ANSWERS

1.            Q:      WHAT MAY I VOTE ON?
              A:      (1)  The reincorporation of the Company in Delaware; and
                      (2)  The approval of amendments to the Company's 1996 Stock Option Plan.

2.            Q:      HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?
              A:      The Board recommends a vote FOR each proposal.

3.            Q:      WHO IS ENTITLED TO VOTE?
              A:      Shareholders as of the close of business on October 25, 1999 (the "RECORD DATE")
                      are entitled to vote at the Special Meeting.

4.            Q:      HOW DO I VOTE? CAN I REVOKE MY PROXY LATER?
              A:      Sign and date each proxy card you receive and return it in the prepaid envelope.
                      You have the right to revoke your proxy at any time at or before the Special
                      Meeting by:

                      (1)  notifying the Secretary of the Company in writing;
                      (2)  voting in person; or
                      (3)  returning a later-dated proxy card.

5.            Q:      WHO WILL COUNT THE VOTE?
              A:      The Secretary of the Company will count the votes and act as the inspector of election.

6.            Q:      WHAT SHARES ARE INCLUDED ON THE PROXY CARD(S)?
              A:      The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

7.            Q:      WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?
              A:      If your shares are registered differently or are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, U.S. Stock Transfer Co. or, if your shares are held in "street name," by contacting the broker or bank who holds your shares.

8.            Q:      HOW MANY SHARES CAN VOTE?
              A:      As of the Record Date, [number] shares of Common Stock, the only voting securities of the Company, were issued and outstanding. Every shareholder is entitled to one vote for each share of Common Stock held.

9.            Q:      WHAT IS A "QUORUM"?
              A:      A "quorum" is a majority of the outstanding shares entitled to vote. They may be present in person or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will also be counted as present for quorum purposes.

10.           Q:      WHAT IS REQUIRED TO APPROVE EACH PROPOSAL?
              A:      Approval of the proposal relating to the proposed reincorporation will require the affirmative vote from a majority of the outstanding shares on the Record Date. As a result, shares not voted, broker non-votes, and abstentions all have the effect of a vote against the proposal. Approval of the proposal relating to the amendments to the Company's 1996 Stock Option Plan will require the affirmative vote from a majority of those shares present (either in person or by proxy) and voting at the Special Meeting.

11.           Q:      WHAT IS A "BROKER NON-VOTE"?
              A:      If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

12.           Q:      WHAT HAPPENS IF I ABSTAIN?
              A:      Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes. For proposals requiring either an affirmative vote of a majority of the shares present or a majority of the outstanding shares voted, an abstention is equivalent to a vote against the proposals.

13.           Q:      WILL ANY OTHER BUSINESS BE CONDUCTED?
              A:      Under the Company's existing bylaws, only business that has been identified and brought before the Special Meeting pursuant to the Notice of Special Meeting may be conducted. No other business may be considered at the Special Meeting.

14.           Q:      WHO ARE THE LARGEST PRINCIPAL SHAREHOLDERS?
              A:      For information regarding holders of more than 5% of the outstanding Common Stock, see "Security Ownership of Certain Beneficial Owners and Management."

15.           Q:      HOW WILL THE COMPANY SOLICIT PROXIES?
              A:      [Corporate Investor Communications, Inc.] was hired by the Company to assist in the distribution of proxy materials and solicitation of votes for [$3,500], plus estimated out-of-pocket expenses of [$750]. The Company also reimburses brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders. Proxies may also be solicited in person, by telephone, or by facsimile by directors, officers, and employees of the Company without additional compensation.

                  PROPOSAL NO. 1: REINCORPORATION IN DELAWARE
                             (ITEM 1 ON PROXY CARD)

    INTRODUCTION

    For the reasons set forth below, the Board believes that it is in the best interests of the Company and its shareholders to change the state of incorporation of the Company from California to Delaware (the "PROPOSED REINCORPORATION"). Throughout this Proxy Statement, the Company as currently incorporated in California will be referred to as "ACACIA-CALIFORNIA" and the Company as reincorporated in Delaware (subject to approval by the shareholders at the Special Meeting) will be referred to as "ACACIA-DELAWARE."

    SHAREHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THIS PROXY STATEMENT, INCLUDING THE RELATED APPENDICES REFERENCED BELOW AND ATTACHED HERETO, BEFORE VOTING ON THE PROPOSED REINCORPORATION.

    The principal reasons for the Proposed Reincorporation are:

    - the greater predictability and flexibility provided by the General Corporation Law of the State of Delaware (the "DELAWARE GENERAL CORPORATION LAW"), particularly as construed by the Delaware courts;

    - the increased ability of the Company to attract and retain qualified directors and officers, especially in light of prior initiatives in California to attempt to severely limit the ability of companies to indemnify directors and officers;

    - the belief that the Company's shareholders will benefit from the well-established principles of corporate governance that Delaware law affords; and

    - the reduction of the Company's vulnerability to unsolicited or hostile attempts to obtain control of the Company.

    The proposed Acacia-Delaware Charter and Bylaws are attached hereto as Appendices A and B, respectively. As described below, the Proposed Reincorporation includes the implementation of certain provisions in the Acacia-Delaware Charter and Bylaws which alter the rights of shareholders and the powers of management and which, in some cases, reduce shareholder participation in important corporate decisions. The Proposed Reincorporation is not being proposed in response to any present attempt, known to the Board, to acquire control of the Company, to obtain representation on the Board, or to take significant corporate action that would materially affect the governance of the Company.

    The Proposed Reincorporation will be effected by merging Acacia-California into a new Delaware corporation that is a wholly-owned subsidiary of Acacia-California (the "MERGER"). Upon completion of the Merger, Acacia-California, as a corporate entity, will cease to exist and Acacia-Delaware, the new Delaware corporation, will succeed to the assets and assume the liabilities of Acacia-California and will continue to operate the business of the Company under its current name, Acacia Research Corporation.

    As provided by the Agreement and Plan of Merger, in substantially the form attached hereto as Appendix C (the "MERGER AGREEMENT"), each outstanding share of Acacia-California Common Stock, no par value per share, will be automatically converted into one share of Acacia-Delaware Common Stock, $0.001 par value per share, upon the effective date of the Merger. Each stock certificate representing issued and outstanding shares of Acacia-California Common Stock will continue to represent the same number of shares of Acacia-Delaware Common Stock. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING ACACIA-CALIFORNIA STOCK CERTIFICATES FOR ACACIA-DELAWARE STOCK

CERTIFICATES. However, shareholders may request that their certificates be exchanged if they so choose.

    Acacia-California Common Stock is currently listed on the Nasdaq Stock Market; after the Merger, Acacia-Delaware Common Stock will be listed on the Nasdaq Stock Market under the same symbol ("ACRI") as the shares of Acacia-California Common Stock are listed. There will be no interruption in the trading of the Company's Common Stock as a result of the Merger. As of the date the Board resolved to undertake the Proposed Reincorporation, the closing price of Acacia-California Common Stock on the Nasdaq Stock Market was $[price] per share.

    Under California law, the affirmative vote of the holders of a majority of the outstanding shares of Acacia-California Common Stock is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See "Vote Required for the Proposed Reincorporation" on p. 18 below. The Proposed Reincorporation has been approved by the members of the Board, who unanimously recommend a vote in favor of the proposal. If approved by the shareholders, it is anticipated that the Merger will become effective (the "EFFECTIVE DATE") as soon as practicable following the Special Meeting. However, as described in the Merger Agreement, the Merger (and thus the Proposed Reincorporation) may be abandoned or the Merger Agreement may be amended by the Board (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board, circumstances arise which make it inadvisable to proceed with the Proposed Reincorporation under the original terms of the Merger Agreement.

    As provided in the California General Corporation Law, shareholders of Acacia-California will not have appraisal rights with respect to the Merger. See "Comparison of the Charters and Bylaws of Acacia-California and Acacia-Delaware and Significant Differences Between the Corporation Laws of California and Delaware--Appraisal Rights" on p. 7 below.

    The discussion set forth below is qualified in its entirety by reference to the Acacia-Delaware Charter (also known as its certificate of incorporation), the Acacia-Delaware Bylaws, and the Merger Agreement, copies of which are attached to this Proxy Statement as Appendices A, B and C, respectively.

    APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL ALSO CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE ACACIA-DELAWARE CHARTER AND THE ACACIA-DELAWARE BYLAWS AND ALL PROVISIONS THEREOF.

    PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

    As the Company plans for the future, the Board and the Company's management believe that it is in the best interests of the Company and its shareholders that the Company be able to draw upon well-established principles of corporate governance in making legal and business decisions. The predictability of Delaware corporate law provides a reliable foundation on which the Company's governance decisions can be based, and the Company believes that its shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

    PREDICTABILITY AND FLEXIBILITY OF DELAWARE LAW. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws that are responsive to the legal and business needs of the corporations organized under its laws. Many corporations have chosen Delaware as their original state of incorporation or have subsequently changed their corporate domiciles to Delaware for these reasons. Because of Delaware's popularity as the state of incorporation for many major corporations, both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

    INCREASED ABILITY TO ATTRACT AND RETAIN QUALIFIED DIRECTORS AND
OFFICERS. Both California and Delaware law permit a corporation to reduce or limit the monetary liability of directors for breaches of fiduciary duty in certain circumstances and to indemnify directors and officers against certain monetary liability, fees and expenses incurred in connection with the performance of their respective duties relating to the corporation. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers, to limit to the extent possible the situations in which monetary damages can be recovered against directors and to indemnify its directors and officers to the extent possible so that the Company may continue to attract and retain qualified directors and officers who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors and officers than California law and that Delaware case law regarding a corporation's ability to limit director liability and to indemnify directors and officers is better developed and provides more guidance than California law.

    Approximately three years ago, Proposition 211 was rejected by the California voters. Proposition 211, which was considered in the November 1996 election, would have severely limited the ability of California companies to indemnify their directors and officers. While Proposition 211 was defeated, similar initiatives or legislation containing similar provisions may be proposed in California in the future. As a result, the Company believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies in attracting and retaining qualified directors and officers.

    WELL-ESTABLISHED PRINCIPLES OF CORPORATE GOVERNANCE. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by corporations and as to the conduct of boards of directors under the business judgment rule and other standards. The Company believes that its shareholders will benefit from the well-established principles of corporate governance that Delaware law affords.

    REDUCED VULNERABILITY TO UNSOLICITED TAKEOVER ATTEMPTS. Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through provisions in the corporate charter or bylaws or otherwise. The Proposed Reincorporation is intended to reduce the Company's vulnerability to unsolicited or hostile attempts to obtain control of the Company and to increase the likelihood that shareholders will receive a fair price for their shares in transactions relating to such attempts. The Proposed Reincorporation is not, however, being proposed in response to any present attempt, known to the Board, to acquire control of the Company, to obtain representation on the Company's Board, or to take significant corporate action that would materially affect the governance of the Company.

    In the discharge of its fiduciary obligations to the Company's shareholders, the Board has evaluated the Company's vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board has considered, and may consider in the future, certain defensive strategies designed to enhance the Board's ability to negotiate with such unsolicited bidders. These strategies include, but are not limited to, the adoption of a shareholder rights plan, the adoption of a severance plan for the Company's management and key employees that becomes effective upon the occurrence of a change in control of the Company, the establishment of a staggered board of directors, supermajority vote requirements for shareholders to amend the Company's bylaws, the elimination of cumulative voting, the elimination of the right to remove a director other than for cause and the authorization of "blank-check" preferred stock (the rights and preferences of which may be determined by the Board). None of these measures have been previously adopted by Acacia-California and, other than the elimination of cumulative voting, the supermajority vote requirement to amend the bylaws and the authorization of "blank-check" preferred stock, none is contemplated as part of the Proposed Reincorporation. It should be also noted that elimination of cumulative voting and the establishment of a classified board of directors also can be undertaken under California law under certain circumstances. For a detailed discussion of the changes that will be implemented as part of the Proposed Reincorporation, see "Comparison of the Charters and Bylaws of Acacia-California and Acacia-Delaware and Significant Differences Between the Corporation Laws of California and Delaware" on p. 7 below.

    The Board believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because, among other reasons:

    - a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices;

    - a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions;

    - a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the Company's stock, without affording all shareholders the opportunity to receive the same economic benefits; and

    - a non-negotiated takeover bid may deprive shareholders of an adequate opportunity to evaluate the merits of the proposed transaction.

    By contrast, in a transaction in which a potential acquirer must negotiate with the Board, the Board can and will take account of the underlying and long-term values of the Company's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, the possible advantages from a tax-free reorganization, the anticipated favorable developments in the Company's business not yet reflected in the stock price and the equality of treatment of all shareholders.

    The Board believes that, for the protection of the Company's shareholders, any proposed acquisition of control of the Company or proposed business combination in which the Company might be involved should be thoroughly studied by the Board to assure that such transaction would be in the best interests of the Company and its shareholders and that all of the Company's shareholders would be treated fairly in such transaction. In sum, the Board believes that the Proposed Reincorporation is prudent and in the best interests of the Company and its shareholders and should be adopted for their protection.

    POSSIBLE DISADVANTAGES OF REINCORPORATION

    Despite the beliefs of the Board as to the benefits of the Proposed Reincorporation to the Company and its shareholders, the Proposed Reincorporation may have the effect of discouraging a future takeover attempt that is not approved by the Board but is favored by individual shareholders. This outcome could result even if a majority of the shareholders deem such future takeover attempt to be in their best interests or if the shareholders might receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of the adoption of the Proposed Reincorporation, shareholders who wish to participate in an unsolicited tender offer may not have an opportunity to do so if such tender offer is not approved by the Board. In addition, the Proposed Reincorporation could make it more difficult to change the existing Board and management of the Company. Furthermore, adoption of the Proposed Reincorporation will not necessarily ensure or guarantee that shareholders will receive a price for their shares in connection with an acquisition of control of the Company that reflects the value of such shares or that is fair and equitable, although, in the opinion of the Board, the likelihood that the price will reflect such value and be fair and equitable will be increased by the Proposed Reincorporation.

    NO CHANGE IN THE CORPORATE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

    The Proposed Reincorporation will effect only a change in the legal domicile of the Company and certain other changes of a legal nature, the most significant of which are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the name, business, management, fiscal year, assets, liabilities or location of the principal facilities of the Company. The directors who serve on the Board of Acacia-California will become the directors of Acacia-Delaware. All warrants, convertible securities, employee benefit, stock option and employee stock purchase plans of Acacia-California will be assumed and continued by Acacia-Delaware, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of Acacia-Delaware Common Stock, at the same price per share, upon the same terms and subject to the same conditions. Shareholders should note that approval of the Proposed Reincorporation will also constitute approval of the assumption of these plans by Acacia-Delaware. Other employee benefit arrangements of Acacia-California will also be continued by Acacia-Delaware upon the terms and subject to the conditions currently in effect.

    As noted above, after the Merger, the shares of the Company's Common Stock will continue to be listed, without interruption, on the Nasdsaq Stock Market and under the same symbol ("ACRI"). The Company believes that the Proposed Reincorporation will not affect any of its material contracts with any third parties and that Acacia-California's rights and obligations under such material contractual arrangements will continue and be assumed by Acacia-Delaware.

    COMPARISON OF THE CHARTERS AND BYLAWS OF ACACIA-CALIFORNIA AND ACACIA-DELAWARE AND SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

    GENERAL. The provisions of the Acacia-Delaware Charter are more comprehensive than those of the Acacia-California Charter (also known as its articles of incorporation) and material changes are discussed below. The Acacia-Delaware Bylaws are similar to the Acacia-California Bylaws in many respects, but does differ in certain parts. As a result, the Proposed Reincorporation includes the implementation of certain provisions in the Acacia-Delaware Charter and Bylaws which alter the rights of shareholders and the powers of management and which, in some cases, may reduce shareholder participation in important corporate decisions and may have "anti-takeover" implications. See "Principal Reasons for the Proposed Reincorporation--Reduced Vulnerability to Unsolicited Takeover Attempts" on p. 5 and "Possible Disadvantages of Reincorporation" on p. 7 above.

    Pursuant to Delaware law, certain other changes altering the rights of shareholders and powers of management could be implemented in the future by amendment of the Acacia-Delaware Charter following shareholder approval or by amendment of the Acacia-Delaware Bylaws by the Board without shareholder approval. Except for the provisions described below, the Board does not have any current plans to implement any additional provisions to the Acacia-Delaware Charter or Bylaws that may have "anti-takeover" implications. The Company is also seeking shareholder approval to increase the number of authorized shares of Common Stock and to authorize the issuance of Preferred Stock.

    Approval by the shareholders of the Proposed Reincorporation will constitute approval of the inclusion in the Acacia-Delaware Charter and Bylaws of each provision contained in such documents. In addition, approval of the Proposed Reincorporation will result in certain substantive differences in the corporate law governing the Company. While the Acacia-Delaware and Acacia-California Charters and Bylaws and the respective laws of California and Delaware are discussed below, such discussion contains neither an exhaustive description of all differences between the Acacia-Delaware and Acacia-California Charters and Bylaws nor an exhaustive description of the differences between the laws of the two states. The discussion below of the Acacia-Delaware Charter and Bylaws is qualified by reference to Appendices A and B hereto, respectively.

    AUTHORIZED CAPITALIZATION. If the Proposed Reincorporation is approved, the authorized capitalization of Acacia-Delaware will be increased from the authorized capitalization of Acacia-California. Each share of Acacia-Delaware stock has a par value of $0.001 per share, while each share of Acacia-California stock has no par value. The difference in par value is without significance. The Acacia-Delaware Charter authorizes the Company to issue 60,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock, an increase in authorized capital stock from the Acacia-California Charter, which authorizes the Company to issue only 30,000,000 shares of Common stock and no shares of Preferred Stock.

    The additional shares of Common Stock and Preferred Stock could be used for a variety of purposes, including financing transactions, acquisitions and other corporate purposes. The Board will have the authority to issue the additional shares authorized under the Acacia-Delaware Charter without further action by the shareholders. The issuance of additional shares of capital stock may, among other things, dilute the equity or book value per share, earnings per share and voting rights of current holders of capital stock. An increase in the number of authorized shares could make it more difficult for a third party to acquire, or could discourage a third party from seeking to acquire, a majority of the outstanding voting stock of the Company.

    "BLANK-CHECK" PREFERRED STOCK. The Acacia-Delaware Charter authorizes the Board to issue "blank-check" Preferred Stock, which is not authorized under the Acacia-California Charter. Pursuant to the Acacia-Delaware Charter, the Board is authorized to issue, without any action on the part of the Company's shareholders, up to 20,000,000 shares of such "blank-check" Preferred Stock. The Acacia-Delaware Charter grants the Board the authority to divide such share into one or more series and to fix and determine the relative powers, rights and preferences, including the voting rights, and the qualifications, limitations or restrictions, of the shares of each series. The issuance of Preferred Stock could be used by the Board as a method of discouraging, delaying or preventing a change in control of the Company or to resist takeover offers opposed by the Company's management. Under certain circumstances, the Board could create impediments for or frustrate persons seeking to effect a hostile takeover or otherwise gain control of the Company by causing shares of Preferred Stock with voting or conversion rights to be issued to a holder or holders who side with the Board.

    ELIMINATION OF CUMULATIVE VOTING FOR DIRECTORS. Cumulative voting rights in the election of directors entitle a shareholder to give one nominee as many votes as are equal to the number of directors to be elected multiplied by the number of shares owned by the shareholder, or to distribute such votes among two or more nominees, as the shareholder sees fit. In the absence of cumulative voting, the holder or holders of the majority of the shares present or represented at a meeting have the power to elect each director to be elected at such meeting. The absence of cumulative voting would make it more difficult for minority shareholders adverse to a majority of the shareholders to obtain representation on a corporation's board of directors. California law requires cumulative voting in the election of directors but permits a "listed" corporation, such as Acacia-California, to eliminate cumulative voting; however, Acacia-California has not done so. Under Delaware law, shares may not be cumulatively voted for the election of directors of the Company unless the Acacia-Delaware Charter specifically provides for cumulative voting, which it does not. Thus, as a result of the Proposed Reincorporation, shareholders will no longer have the ability to cumulatively vote for the election of directors.

    AMENDMENT OF BYLAWS. Under California law, a corporation's bylaws may be adopted, amended or repealed either by the vote of a majority of the outstanding shares or by the approval of the board of directors of such corporation. Neither the Acacia-California Charter nor the Acacia-California Bylaws contain provisions restricting or eliminating the rights to adopt, amend or repeal granted under California law. Delaware law provides that a corporation's bylaws may be amended by that corporation's shareholders or, if so provided in the corporation's charter, by the corporation's board of directors. The Acacia-Delaware Charter gives the Board the power to alter, amend or repeal the Acacia-Delaware Bylaws. In addition, the Acacia-Delaware Charter authorizes Acacia-Delaware's shareholders the right to adopt, amend or repeal the Acacia-Delaware Bylaws, but only with the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Acacia-Delaware Common Stock entitled to vote on such matters. As a result, the percentage of shareholder approval required to adopt, amend, or repeal a bylaw of Acacia-Delaware will be higher than the corresponding percentage with respect to the Acacia-California Bylaws.

    RIGHT TO CALL SPECIAL SHAREHOLDERS' MEETINGS. Pursuant to California law, the Acacia-California Bylaws provide that a special meeting of shareholders may be called by the Board, the Chairman of the Board or the President of the Company or by the holders of shares of the Company entitled to cast not less than 10% of the votes at such meeting. Under Delaware law, a special meeting of shareholders may be called by the board of directors of a corporation or by any other person authorized to do so in the corporation's charter or bylaws. The Acacia-Delaware Charter authorizes only the Board, the Chairman of the Board, or the President of the Company to call a special meeting of shareholders. Therefore, under the Acacia-Delaware Charter, holders of 10% or more of the voting shares of the Company will not be able to call a special meeting of shareholders.

    The Board believes this change is warranted as a prudent corporate governance measure to prevent an inappropriately small number of shareholders from prematurely forcing shareholder consideration of a proposal over the opposition of the Board by calling a special shareholders' meeting before (i) the time that the Board believes such consideration to be appropriate or (ii) the next annual meeting. Such special meetings would involve substantial expense and diversion of Board and management time, results which the Board believes to be inappropriate for an enterprise the size of the Company.

    The elimination of the procedures for shareholders to call special meetings could discourage hostile takeover attempts or tender offers for control of Acacia-Delaware which might be approved by many, or indeed by a majority, of Acacia-Delaware's shareholders. In addition, elimination of the ability of shareholders to call a special meeting means that a shareholder proposal to replace the Board would be restricted to only annual meetings, thereby making the removal of directors by shareholders more difficult. See "Possible Disadvantages of Reincorporation" on p. 7 above.

    Aside from the foregoing, no other change is contemplated in the procedures to call a special shareholders' meeting, although in the future the Board could amend the Acacia-Delaware Bylaws without shareholder approval. See "Amendment of Bylaws" on p. 9 above.

    FILLING VACANCIES ON THE BOARD. Under California law, any vacancy on the Board (other than one created by removal of a director) may be filled by a majority of the remaining directors of the Company constituting no less than a quorum. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office or by the affirmative vote of a majority of the directors at a meeting held based on notice or waiver of notice. A vacancy created by removal of a director may be filled by the Board only if so authorized by the Acacia-California Charter or Bylaws, neither of which authorize such action by the Board.

    Delaware law differs in that vacancies and newly-created positions on the Board may be filled by a majority of the directors of the Company then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the Acacia-Delaware Charter or Bylaws (or unless the Acacia-Delaware Charter directs that a particular class of stock is to elect such directors, in which case a majority of the directors elected by such class would fill such vacancy or newly-created position). Unlike the Acacia-California Bylaws, the Acacia-Delaware Bylaws provide that the remaining directors can fill any vacancy on the Board, including a vacancy created by the removal of a director.

    NOMINATION OF DIRECTORS AND INTRODUCTION OF BUSINESS AT SHAREHOLDER MEETINGS. The Acacia-Delaware Bylaws include advance notice procedures similar to those included in the Acacia-California Bylaws with regard to the nomination of directors, other than by or at the direction of the Board (the "NOMINATION PROCEDURE"), and with regard to other matters to be brought before an annual meeting of shareholders by a shareholder of the Company (the "BUSINESS PROCEDURE"). Both the Acacia-California Bylaws and the Acacia-Delaware Bylaws establish the deadline for giving such notice to the Company as not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting.

    By requiring advance notice of nominations by shareholders, the Nomination Procedure affords the Board an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the shareholders about such qualifications. By requiring advance notice of proposed business, the Business Procedure provides the Board with an opportunity to inform shareholders of the nature of any business proposed to be conducted at a meeting and the Board's position on any such proposal, enabling shareholders to better determine how to vote their shares in regard to such business.

    The Nomination Procedure and the Business Procedure may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if such nominations for the election of directors or other business might be deemed by the majority of shareholders to be beneficial to the Company and its shareholders.

    Under both the Acacia-California Bylaws and Acacia-Delaware Bylaws, only such business may be conducted at a special meetings of the shareholders as shall have been identified and brought before the meeting pursuant to the notice of such meeting. However, as shareholders with more than 10% of the voting stock of the Company will no longer be able to call special meetings, only the Board will be able to nominate persons for election as directors of the Company at special meetings under the Acacia-Delaware Bylaws.

    SHAREHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS. Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested shareholder" for three years following the time that such person or entity becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock by an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if (i) prior to the time such shareholder becomes an interested shareholder, the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested shareholder; (ii) upon consummation of the transaction that made him or her an interested shareholder, the interested shareholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer) or (iii) at or after the time such person or entity becomes an interested shareholder, the board of directors approves the business combination and it is also approved at a shareholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested shareholder. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, the Board intends that the Company be governed by Section 203. The Board believes that most Delaware corporations have availed themselves of this statute and have not opted out of Section 203.

    The Board believes that Section 203 will encourage any potential acquirer to negotiate with the Board. Section 203 also might have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for Acacia-Delaware in which all shareholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Acacia-Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for Acacia-Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirers who are unwilling to negotiate with the Board.

    California law requires that holders of common stock receive common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of the target's common stock or its affiliate unless all of the target company's shareholders consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection to shareholders against coercive two-tiered bids for a corporation in which the shareholders are not treated equally.

    ACTION BY WRITTEN CONSENT OF SHAREHOLDERS. Unless otherwise provided in a corporation's charter, both California and Delaware law permit any action which may be taken at any annual or special meeting of shareholders to be taken without a meeting and without prior notice if a written consent, setting forth the action to be taken, is signed by the holders of outstanding shares of the corporation's capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Acacia-California Charter does not contain a provision limiting the Company's shareholders' right to take action by written consent. In contrast, the Acacia-Delaware Charter does not permit the Company's shareholders to take action by written consent. Thus, shareholders will no longer have the ability to take action by written consent.

    CLASSIFIED BOARD OF DIRECTORS. A classified board of directors is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The Acacia-Delaware Charter and Bylaws do not provide for a classified board and the adoption of a classified board in the future would require shareholder approval. Under California law, a corporation may generally provide for a classified board of directors by adopting amendments to its charter or bylaws, which amendments must be approved by the shareholders. The Acacia-California Charter and Bylaws do not currently provide for a classified board.

    REMOVAL OF DIRECTORS. Under California law, any director or the entire board of directors may be removed, with or without cause, by approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Delaware law provides that a director of a corporation can be removed with or without cause by the holders of a majority of the shares then entitled to vote in an election of directors unless the corporation has adopted a classified board of directors or adopted cumulative voting for directors; Acacia-Delaware has adopted neither such feature and, thus, directors will be removable with or without cause.

    LIMITATION OF LIABILITY OF DIRECTORS. California and Delaware have similar laws respecting the elimination of the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty, provided that such liability does not arise from certain proscribed conduct. California law does not permit the elimination or limitation of monetary liability where such liability is based on: (i) intentional misconduct or knowing and culpable violation of law; (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director; (iii) receipt of an improper personal benefit; (iv) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (vi) transactions between the corporation and a director who has a material financial interest in such transaction or (vii) liability for improper distributions, loans or guarantees.

    Delaware law does not permit the elimination or limitation of director monetary liability for: (i) breaches of the director's duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions or (iv) transactions in which the director received an improper personal benefit. Such provision also may not limit a director's liability for violation of, or otherwise relieve the Company or its directors from the necessity of, complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

    The Acacia-Delaware Charter provides for the elimination of personal monetary liability of directors to the fullest extent permissible under Delaware law. The Acacia-California Charter does not contain a comparable provision, even though such a provision is permitted under California law. Because Delaware law is more permissive under certain circumstances than California law with respect to eliminating monetary liability of directors, the Acacia-Delaware Charter is potentially broader in application than a comparable charter provision under California law. The Acacia-Delaware Charter provision also incorporates any future amendments to Delaware law that further eliminate or limit such liability.

    The Board believes that the elimination of liability in the Acacia-Delaware Charter is in the best interests of the Company in that it maintains its ability to attract and retain qualified individuals to serve as directors, by providing assurance that decisions made in good faith will not subject them to personal liability by a court evaluating their decisions with the benefit of hindsight. However, this provision will limit the remedies available to shareholders dissatisfied with a Board decision, even if such decision involved gross negligence on the part of the directors. In such case, the shareholders' only remedy would be to file suit to stop the completion of the Board's action, which remedy may not be effective if such action has already been completed.

    INDEMNIFICATION. California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. California law requires indemnification when the individual has defended successfully the action on the merits while Delaware law requires indemnification when there has been a successful defense on the merits or otherwise. If the individual loses or settles, the laws of both states, with some differences, provide for permissive indemnification (i.e., it is not required, but the corporation may indemnify). Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (iii) by independent legal counsel or (iv) by a majority vote of a quorum of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. California law allows indemnification if, with respect to the matter giving rise to the lawsuit, the individual acted (i) in good faith and (ii) for the purpose or in a manner that he reasonably believed to be in the best interests of the corporation. Although California law is similar to Delaware law in that it requires determination to be made by the majority vote of non-party directors or by the majority vote of a quorum of the shareholders, California law also provides for determination to be made by the court. However, it does not allow for determination to be made by an independent counsel.

    Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

    California law permits the Company to provide such additional rights to indemnification beyond those mandated by statute to the extent such additional indemnification is authorized in its charter. Although the Acacia-California Charter contains no specific authorizing provision with respect to indemnification, the Acacia-California Bylaws permit indemnification to the fullest extent permitted by California law.

    Delaware law permits the Company to provide indemnification in excess of that mandated by statute, but Delaware law does not require authorizing provisions in the Acacia-Delaware Charter and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy. Acacia-Delaware's Bylaws allow for indemnification to the maximum extent permitted by Delaware law.

    As of the date of this Proxy Statement, the Company is not aware of any actions pending or threatened against officers or directors of Acacia-California or Acacia-Delaware in their capacities as such.

    INSPECTION OF SHAREHOLDER LIST. Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. Like California law, Delaware law provides for inspection rights as to a list of shareholders entitled to vote at a meeting for any purpose germane to the meeting, but limits such inspection to the 10-day period preceding a shareholders' meeting. California law, unlike Delaware law, also provides that persons holding an aggregate of five percent (5%) or more of the corporation's voting shares and that persons holding an aggregate of one percent (1%) or more of such shares who have contested the election of directors have the right to inspect and copy the corporation's shareholder list without establishing the purpose for such inspection.

    SOURCES OF DIVIDENDS AND REPURCHASES OF SHARES. California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

    Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired (meaning that the value of the assets of the corporation is less than the amount represented by the aggregate outstanding shares of the capital stock of the corporation) and such redemption or repurchase would not impair the capital of the corporation. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone and not on a consolidated basis. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, may be valued at their fair market value as determined by the board of directors, regardless of their historical book value.

    Under California law, a corporation may not make any distribution to its shareholders unless either: (i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

    SHAREHOLDER APPROVAL OF MERGERS. Both California and Delaware law generally require that the holders of majority of the shares of both acquiring and target corporations approve statutory mergers with differing exceptions to this general requirement.

    Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its charter) if: (i) the merger agreement does not amend the existing charter; (ii) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger and (iii) either (a) no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger or (b) the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

    California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83 1/3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity.

    LOANS TO DIRECTORS, OFFICERS AND OTHER EMPLOYEES. Under California law, a corporation may make loans to, or guarantees for the benefit of, directors and officers if such loans or guarantees are approved by a majority of the corporation's shareholders or, for corporations with 100 or more shareholders of record, by its board of directors acting under a shareholder-approved bylaw. The Acacia-California Bylaws do not authorize the Company to make loans or guarantees to any director or officer of the Company. Under Delaware law, the Company may make loans to, guarantee the obligations of or otherwise assist its officers or other employees (including directors who are officers of employees) and those of its subsidiaries when such action, in the judgment of the Board, may reasonably be expected to benefit the corporation, and the Acacia-Delaware Bylaws have a provision to that effect. The Acacia-Delaware Bylaws (i) allow for loans to employees of the Company who are not officers or directors and (ii) do not allow for loans to directors who are not officers or employees of the Company.

    APPRAISAL RIGHTS. Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights under which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

    Under Delaware law, such appraisal rights are not available: (i) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (ii) with respect to a merger or consolidation by a corporation the shares of which are listed on a national securities exchange, designated as a national market system on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (iii) to shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under Delaware law.

    The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83 1/3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity. California law generally affords appraisal rights in sale of asset reorganizations.

    Pursuant to California law, appraisal rights are not available to shareholders of Acacia-California with respect to the Merger.

    DISSOLUTION. Under California law, shareholders holding fifty percent (50%) or more of the total voting power of the Company may authorize the Company's dissolution, with or without the approval of the Board, and this right may not be modified by the Acacia-California Charter. Under Delaware law, without the Board's approval of a dissolution of the Company, a dissolution must be unanimously approved by all the shareholders entitled to vote thereon, while a dissolution that is approved by the Board only requires the approval of a simple majority of such shareholders. In the event of such a Board-initiated dissolution, Delaware law allows the Company to include in the Acacia-Delaware Charter a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. The Acacia-Delaware Charter does not contain a supermajority voting requirement in connection with dissolutions.

    INTERESTED DIRECTOR TRANSACTIONS. Under both California and Delaware law, certain contracts or transactions in which one or more of the Company's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

    SHAREHOLDER DERIVATIVE SUITS. California law provides that a shareholder bringing a derivative action on behalf of the Company need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a shareholder may bring a derivative action on behalf of the Company only if the he or she was a shareholder of the Company at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the Company or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond, while Delaware law does not.

    APPLICATION OF THE CALIFORNIA GENERAL CORPORATION LAW TO DELAWARE CORPORATIONS. Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) which have significant contacts with California are subject to a number of key provisions of the California General Corporation Law. However, an exemption from Section 2115 is provided for a corporation whose shares are qualified as a national market security on the Nasdaq Stock Exchange and if the corporation has at least 800 holders of its equity securities as of the record date for its most recent shareholder meeting. Following the Proposed Reincorporation, the Company's Common Stock will continue to be qualified on the National Market System of the Nasdaq

Stock Market and, accordingly, Acacia-Delaware would be exempt from Section 2115 so long as it had more than 800 holders of its equity securities.

    CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following is a discussion of certain federal income tax considerations that may be relevant to holders of Acacia-California Common Stock who receive Acacia-Delaware Common Stock in exchange for their Acacia-California Common Stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the
Proposed Reincorporation that may be relevant to particular Acacia-California shareholders, such as dealers in securities, or those Acacia-California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Acacia-California Common Stock. Furthermore, no foreign, state or local tax considerations are addressed herein. In view of the varying nature of such tax consequences, each shareholder is urged to consult his or her own tax advisor as to the specific tax consequences of the Proposed Reincorporation, including the applicability of federal, state, local or foreign tax laws.

    Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "CODE"), the following tax consequences generally should result:

    (a) No gain or loss should be recognized by holders of Acacia-California Common Stock upon receipt of Acacia-Delaware Common Stock under the Proposed Reincorporation;

    (b) The aggregate tax basis of Acacia-Delaware Common Stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of Acacia-California Common Stock surrendered in exchange therefor; and

    (c) The holding period of Acacia-Delaware Common Stock received by each shareholder of Acacia-California should include the period for which such shareholder held Acacia-California Common Stock surrendered in exchange therefor, provided that such Acacia-California Common Stock was held by the shareholder as a "capital asset" (as defined in Section 1221 of the Code) at the time of the Proposed Reincorporation.

    The Company does not intend to request a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. The Company will, however, receive an opinion from the Company's general tax counsel substantially to the effect that the Proposed Reincorporation will qualify as a reorganization within the meaning of Section 368(a) of the Code (the "TAX OPINION"). The Tax Opinion will neither bind the IRS nor preclude it from asserting a contrary position. In addition, the Tax Opinion will be subject to certain assumptions and qualifications and will be based in part upon the truth and accuracy of representations made by Acacia-California and its wholly-owned Delaware subsidiary. Of particular importance will be assumptions and representations relating to the requirement under Section 368 of the Code that, after the Proposed Reincorporation, the shareholders of Acacia-California retain, through ownership of Acacia-Delaware stock, a significant equity interest in the assets previously held by Acacia-California (the "continuity of interest" requirement).

    A successful IRS challenge to the reorganization status of the Proposed Reincorporation (in consequence of a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each share of Acacia-California Common Stock exchanged in the Proposed Reincorporation equal to the difference between (i) the shareholder's basis in such share and (ii) the fair market value, as of the time of the Proposed Reincorporation, of Acacia-Delaware Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Acacia-Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held Acacia-California Common Stock.

    State, local and foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

    The Company does not expect to recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and Acacia-Delaware should succeed, without adjustment, to the federal income tax attributes of Acacia-California.

    VOTE REQUIRED FOR THE PROPOSED REINCORPORATION

    The affirmative "FOR" vote of the holders of a majority of the shares of the Company's Common Stock outstanding on the Record Date is required for approval of the Proposed Reincorporation, which will also constitute approval of the Merger Agreement, the Certificate of Incorporation of Acacia-Delaware and the Acacia-Delaware Bylaws. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED REINCORPORATION AS DESCRIBED ABOVE.

                     PROPOSAL NO. 2: APPROVAL OF AMENDMENTS
                         TO THE 1996 STOCK OPTION PLAN
                             (ITEM 2 ON PROXY CARD)

    At the Special Meeting, shareholders will be asked to approve certain amendments, adopted by the Board on October 6, 1999 (the "AMENDMENTS"), to the 1996 Stock Option Plan (as previously amended and as modified by the Amendments, the "1996 PLAN," unless the context otherwise dictates). All references below to the 1996 Plan's share limits have been adjusted to reflect the Company's 2-for-1 stock split distributed in June 1998. The Amendments have the following effects:

    INCREASED NUMBER OF SHARES SUBJECT TO THE 1996 PLAN. Currently, a maximum of 850,000 shares of Common Stock may be granted under the Key Employee Program (described below) of the 1996 Plan and a maximum of 150,000 shares of Common Stock may be delivered under the Non-Employee Director Program (described below) of the 1996 Plan, for an aggregate share limit of 1,000,000 shares.

    As of September 30, 1999, [      ] shares had been issued under the Key
Employee Program, [      ] shares were subject to outstanding but unexercised
options thereunder, and a total of [      ] shares remained available for grant
purposes (plus any shares which may become available because outstanding options expire, are cancelled, or otherwise terminate before being exercised). As of September 30, 1999, no shares had been issued under the Non-Employee Director
Program, [      ] shares were subject to outstanding but unexercised options
thereunder, and a total of [      ] shares remained available for grant purposes
(plus any shares which may become available because outstanding options expire, are cancelled, or otherwise terminate before being exercised).

    The Amendments increase the aggregate share limit under the 1996 Plan by 2,000,000 shares, for a proposed new aggregate share limit of 3,000,000 shares (subject to customary adjustments for recapitalizations and similar events, described below). The amendments also remove the separate limits on the aggregate numbers of shares that could be granted under each of the Key Employee Program and the Non-Employee Director Program. That is, if the Amendments are approved by shareholders, there will be no specific program limits but the programs will be subject to the aggregate limit of 3,000,000 shares.

    Of the proposed 3,000,000 share limit, 2,800,000 shares may be issued pursuant to options qualified as incentive stock options under the Internal Revenue Code. Currently, a maximum of 200,000 shares may be subject to options that are granted under the Key Employee Program to any one individual in any calendar year. The Amendments increase this limit to 400,000 shares.

    INCREASED ANNUAL GRANTS UNDER THE NON-EMPLOYEE DIRECTOR PROGRAM. Under the Non-Employee Director program, each non-employee director automatically receives an annual grant of options. The Amendments would increase the number of shares underlying each annual grant from 2,000 to 5,000.

    ELIGIBILITY OF NON-EMPLOYEE DIRECTORS FOR DISCRETIONARY
SHARES. Non-employee directors of the Company are currently eligible to receive options only under the Non-Employee Director Program. The Amendments would also make non-employee directors of the Company eligible for discretionary options grants under the Key Employee Program. However, the Company will have no obligation to award such options and any award of such options must be consistent with the Board's fiduciary duties to the Company.

    The Board also adopted certain technical amendments to the 1996 Plan, generally in response to regulatory changes in securities, tax, employment benefits, and labor laws as well as changes in accounting principles and policies. These technical amendments, as well as the amendments described above, are reflected in the copy of the 1996 Plan attached as Appendix D.

    SUMMARY DESCRIPTION OF THE 1996 PLAN

    The 1996 Plan was approved by the Company's shareholders at the 1996 Annual Meeting. Subsequent amendments were adopted by the Board in March 1998 and approved by the Company's shareholders at the 1998 Annual Meeting. The purposes of the 1996 Plan are to promote the interests of the Company and its shareholders, to improve the long-term financial performance of the Company, and to attract, motivate and retain outside directors, members of management and key individuals by providing competitive financial incentives.

    The 1996 Plan consists of two parts: the Key Employee Program which allows discretionary awards of generally nontransferable nonqualified stock options and incentive stock options to officers of the Company and its subsidiaries, key employees, non-employee directors (if shareholders approve the Amendments), and certain other individuals who perform significant services for the Company and its subsidiaries; and the Non-Employee Director Program which provides for automatic annual grants of generally nontransferable nonqualified stock options to non-employee directors.

    The following summary of the 1996 Plan, as modified by the Amendments, is qualified in its entirety by reference to the text of the 1996 Plan and additional provisions, not inconsistent with the 1996 Plan, set forth in the respective award agreements entered into by recipients of options under the 1996 Plan. Capitalized terms not otherwise defined herein have the same meaning as set forth in the 1996 Plan, a copy of which is attached as Appendix D. This summary principally addresses the general provisions of the 1996 Plan; the specific terms and conditions of an option are set forth in the a participant's award agreement.

    SHARES ISSUABLE UNDER THE 1996 PLAN. A maximum of 3,000,000 shares of Common Stock may be issued upon the exercise of options under the 1996 Plan. The
3,000,000 shares represent approximately [   ] % of the Common Stock issued and
outstanding on September 30, 1999.

    The closing price of the Common Stock on October 12, 1999 was $19.875.

    KEY EMPLOYEE PROGRAM

    ELIGIBILITY. Persons entitled to receive awards under the Key Employee Program include officers and key employees (including any executive, administrative, managerial, production, marketing or sales employee) of the Company and its subsidiaries, as well as any non-employee director (if shareholders approve the Amendments), and certain other individual consultants, agents, or advisors who render or have rendered bona fide services for the Company and its subsidiaries, other than services in connection with the offering or sale of securities of the Company in a capital raising transaction
(collectively, "ELIGIBLE PERSONS"). There are presently approximately [      ]
Eligible Persons who may
participate in the Key Employee Program, including all of the Company's executive officers and all of its non-employee directors.

    ADMINISTRATION. The Key Employee Program is administered by the Compensation Committee of the Board (the "COMMITTEE"). All Committee members must be "disinterested persons" within the meaning of Rule 16b-3 issued under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). The Committee has full authority to authorize option grants to Eligible Persons under the 1996 Plan. The Committee determines and designates those Eligible Persons who are to be granted options under the 1996 Plan, the number of shares to be subject to such options and the terms and conditions of the options granted, subject to the express provisions of the 1996 Plan and applicable law. The Committee also has authority to interpret and construe the provisions of the 1996 Plan and any related agreements; to prescribe, amend and rescind rules and regulations relating to the administration of this 1996 Plan; to cancel, modify or waive the Company's rights with respect to, or modify, discontinue, suspend, or terminate awards held by Eligible Persons, subject to any required consent of the holder of the option; and to accelerate or extend the exercisability or extend the term of outstanding awards, subject to certain limitations.

    GRANT OF AWARDS. The Committee may in its discretion grant one or more incentive stock options and/or nonqualified stock options to any Eligible Person. Each option confers the right to purchase shares of the Company's Common Stock at a future date. The Committee will determine the purchase price per share for each option, provided that the purchase price per share for an incentive stock option must be at least equal to the fair market value of the Common Stock on the award date, or 110% of the fair market value for an incentive stock option granted to any person who at the time such option is granted owns shares of Common Stock representing 10% of the total combined voting power of all classes of Company stock. For a summary of the differences in the tax treatment of the two types of options, see "Federal Income Tax Consequences" on p. 23 below.

    EXERCISE OF OPTIONS. Unless the Committee otherwise provides, no option granted under the Key Employee Program may be exercised until at least six months after the initial award date, subject to acceleration as described below, and, thereafter, such options become exercisable in one or more installments in the manner and at the time or times specified by the Committee. Generally, once exercisable, an option remains exercisable until its expiration or earlier termination. No option may be exercised more than ten years after the date it is granted or such shorter period as the Committee may determine, except that incentive stock options granted to any person who, at the time such option is granted, owns shares of Common Stock representing 10% of the total combined voting power of all classes of stock of the Company shall not be exercisable more than five years after the initial grant of such option. Subject to these limitations, the Committee may extend or accelerate the exercisability of an option in any circumstances it deems appropriate; however, for circumstances related to a change in control or reorganization, only the Board may accelerate an option. Payment for the exercise of a stock option may be made (i) in cash,
(ii) in shares of Common Stock already owned by the option holder for at least six months, (iii) partly in cash and partly in shares of such Common Stock, (iv) with a promissory note secured by such Common Stock, or (v) by delivery of a notice instructing the Company to deliver the shares being purchased to a broker, subject to the broker's delivery of cash to the Company equal to the purchase price.

    REGRANTS AND REPRICING. The Committee may grant an option holder, if he or she is otherwise eligible, a new or modified option in lieu of an option granted prior thereto, for a number of shares, at an exercise price, and for a term, which in any of such respects is greater or lesser than that under the earlier option, or may effect similar results by cancellation and regrant, amendment, substitution or otherwise, subject only to the general limitations under the 1996 Plan or under applicable law. Certain of such changes may require the consent of the holder of the option.

    RELOAD OPTIONS. The Committee may authorize an option holder who uses already-owned shares of Common Stock to pay for the exercise of options to simultaneously receive a new "reload" option. Subject to certain limitations specified in the 1996 Plan, such reload options would give the option holder the right to purchase the same number of shares of Common Stock as such option holder used to pay for the exercise of the earlier options. The exercise price of the reload option would be equal to the fair market value of a share of Common Stock on the date of exercise of the initial option to which the reload feature relates. The reload option would only exercisable if (i) the option holder is an Eligible Person on the exercise date, (ii) the exercise occurs at least six months after its date of grant and (iii) the initial option to which the reload option relates has not expired or the Committee has extended the period in which the reload option may be exercised. The Committee may also authorize the grant of additional reload options for the number of shares of Common Stock used to pay for the exercise of any prior reload option. In no event, however, shall the aggregate number of additional shares authorized by reload options exceed 50% of the maximum number of shares initially deliverable (subject to adjustments in accordance with the 1996 Plan) on exercise of the base option.

    TERMINATION OF EMPLOYMENT. The Committee may provide in the option agreements (which need not be the same) or otherwise, the extent, if any, to which options will remain exercisable by an Eligible Person or the Eligible Person's personal representative or beneficiary after an Eligible Person's employment by the Company terminates for any reason, including voluntary or involuntary termination, retirement, disability or death, and the extent, if any, to which the exercisability of options may be accelerated or extended upon termination of employment. The Committee may make distinctions based upon the cause of termination in establishing the effect of a termination of employment on the rights and benefits under an award.

    LIMITS ON GRANTS. The maximum number of shares of Common Stock that are issuable under options that during any calendar year are granted to any Eligible Person participating in the Key Employee Program may not exceed 400,000, subject to certain adjustments in accordance with the 1996 Plan. The maximum number of shares of Common Stock that may be delivered pursuant to incentive stock options granted under the 1996 Plan is 2,800,000, subject to adjustment in accordance with the 1996 Plan.

    NON-EMPLOYEE DIRECTOR PROGRAM

    ADMINISTRATION. The Non-Employee Director Program provides for automatic grants to members of the Board who are not officers or employees of the Company or its subsidiaries. Only three persons are currently eligible for the Non-Employee Director Program.

    GRANTS OF AWARDS. Only nonqualified stock options will be awarded under the Non-Employee Director Program. Under this program, each Non-Employee Director at the time of election to the Board will automatically receive a nonqualified stock option to purchase 20,000 shares of the Company's Common Stock. In addition, on the first business day in each calendar year during the term of the 1996 Plan following the approval of the Amendments to the 1996 Plan by the shareholders of the Company, each person who is a Non-Employee Director as of such date will be granted automatically on each such date a nonqualified stock option to purchase 5,000 shares of Common Stock.

    EXERCISE OF OPTIONS. Options awarded under the Non-Employee Director Program become exercisable in full twelve months after the award date with the exception of the one-time nonqualified stock options granted to all Non-Employee Directors to purchase 20,000 shares of the Company's Common Stock, which shall vest at the rate of 5,000 shares of Common Stock per year on each of the first four anniversaries of the date of such grant. The options expire on the fifth anniversary of the award date. Such options become immediately exercisable in full upon a change in control event, which includes certain charges in ownership of more than 50% of the outstanding stock and certain mergers, asset sales and changes in Board composition. Payment for the exercise of an option may be made (i) in cash, (ii) in shares of Common Stock already owned by the option holder, or (iii) partly in cash and partly in shares of Common Stock.

    TERMINATION OF DIRECTORSHIP. When a non-employee director's services as a member of the Board terminate for any reason, the director's options, to the extent they are exercisable on such date, shall remain exercisable for six months after the date of such termination or until the expiration of their stated term, whichever occurs first. Any option which is not exercisable on the date of termination of such services will terminate upon a termination of service of the director.

    AMENDMENTS AND MISCELLANEOUS

    SHARES AVAILABLE FOR AWARDS--REPLENISHMENT. Shares relating to options granted under the 1996 Plan that expire or for any reason are cancelled or terminated, fail to vest, or for any other reason are not deliverable will again, except to the extent prohibited by law or terms of the 1996 Plan, be available for subsequent options.

    ADJUSTMENT AND ACCELERATION. The number and type of shares available under the 1996 Plan, as well as the number and price of shares subject to outstanding options granted thereunder and other share amounts or limits under the 1996 Plan, are subject to adjustment upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, merger, combination, consolidation, or other reorganization; any split-up, spin-off, or similar extraordinary dividend distribution in respect of the Common Stock, any exchange of the Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock, or a sale of substantially all of the assets of the Company as an entirety, so that the participant's proportionate interest will be maintained as before the occurrence of any such event. However, options granted to Non-Employee Directors shall be adjusted as described above only to the extent such adjustment is consistent with adjustments to options held by persons other than executive officers or directors of the Company.

    Upon the occurrence of a change in control, each option granted under the 1996 Plan to an Eligible Person will immediately become exercisable, unless the Board, prior to such change in control, determines otherwise. Generally, a change in control occurs under the 1996 Plan when

    (i) the shareholders of the Company approve the dissolution or liquidation of the Company;

    (ii) with certain exceptions, the consummation of a merger, consolidation, or other reorganization with or into, or the sale of all or substantially all of the Company's business and/or assets as an entirety to, one or more entities that are not subsidiaries or other affiliates of the Company;

   (iii) with certain exceptions, any person becomes the beneficial owner of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company; or

    (iv) during any two-year period, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period.

    TERMINATION OF OR CHANGES TO THE 1996 PLAN. The authority to grant new options under the 1996 Plan will terminate on April 15, 2006, unless the 1996 Plan is terminated prior to that time by the Board. The Board may terminate or amend the 1996 Plan at any time, but no amendment may, without the approval of the shareholders, (i) materially increase the benefits accruing to participants under the

1996 Plan, (ii) materially increase the aggregate number of shares which may be issued under the 1996 Plan, or (iii) materially modify the requirements of eligibility for participation. No amendment, suspension or termination of the 1996 Plan will, without the written consent of the participant, materially adversely affect any rights or benefits of such participant or obligations of the Company under any then outstanding award granted under the 1996 Plan.

    TRANSFERABILITY. The 1996 Plan provides that all options are non-transferable and will not become subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge. The Committee may, however, permit options to be exercised by certain persons or entities related to a participant for estate and/or tax planning purposes. Incentive stock options and restricted stock awards will be further subject to all applicable transfer restrictions under the Code. Only the participant, subject to the above exceptions, may exercise an option during the participant's lifetime.

    AWARD AGREEMENT. Each option granted to a Participant must be evidenced by a written Award Agreement executed by the Participant and an authorized officer of the Company, containing all the terms and conditions of the Option. Award Agreements need not be identical and the terms of individual Award Agreements are determined by the Committee, subject to the limitations described in the 1996 Plan.

    COMPLIANCE WITH LAWS. Any securities delivered under the 1996 Plan shall be subject to all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such regulatory approvals as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith, and the person acquiring such securities must, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

    1996 PLAN NOT EXCLUSIVE. The 1996 Plan does not limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to Common Stock, under any other plan or authority. Shareholder approval of the Amendments, however, will not be deemed to constitute approval of any such other compensatory awards.

    FEDERAL INCOME TAX CONSEQUENCES

    The federal income tax consequences of the 1996 Plan under current federal law, which is subject to change, are summarized in the following discussion which deals with the general tax principles applicable to the 1996 Plan. State and local consequences are beyond the scope of this summary.

    NONQUALIFIED STOCK OPTIONS. In general, no taxable income will be recognized by an Eligible Person or Non-Employee Director who receives an award under the 1996 Plan (a "PARTICIPANT") upon the grant of a nonqualified stock option under the 1996 Plan. Upon the exercise of a nonqualified stock option, the Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock over the option exercise price, and the Company will be entitled to a corresponding deduction. Upon a subsequent disposition of the Common Stock, the Participant will recognize short-term or long-term capital gain or loss, depending on how long the Common Stock is held. The Company will not be entitled to any further deduction at that time.

    INCENTIVE STOCK OPTIONS. A Participant who is granted an incentive stock option under the 1996 Plan will not recognize taxable income either on the date of grant or on the date of its exercise, provided that, in general, the exercise occurs during employment or within three months after termination of employment. If Common Stock acquired pursuant to an incentive stock option is not sold or otherwise disposed of within two years from the date of grant of the option nor within one year after the date of exercise, any gain or loss resulting from disposition of the Common Stock will be treated as long-term capital gain or loss. If stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of such holding periods (a "DISQUALIFYING DISPOSITION"), the Participant will recognize ordinary income in the year of such disposition in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price or, if less, the excess of the amount realized on the Disqualifying Disposition over the exercise price. Any remaining gain or any net loss will be treated as a short- or long-term capital gain or loss, depending upon how long the Common Stock is held. Unlike the case in which a nonqualified stock option is exercised, the Company is not entitled to a tax deduction upon either the grant or exercise of an incentive option or upon disposition of the Common Stock acquired pursuant to such exercise, except to the extent that the Participant recognizes ordinary income in a Disqualifying Disposition.

    ACCELERATED PAYMENTS. If, as a result of certain changes in control of the Company, a recipient's options become immediately exercisable, the additional economic value, if any, attributable to the acceleration may be deemed a "parachute payment." The additional value will generally be deemed a parachute payment if such value, when combined with the value of other payments which are deemed to result from the change in control, equals or exceeds a threshold amount equal to 300% of the recipient's average annual taxable compensation over the five calendar years preceding the year in which the change in control occurs. In such case, the excess of the total parachute payments over such recipient's average annual taxable compensation will be subject to a 20% nondeductible excise tax in addition to any income tax payable. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

    SECTION 162(M) LIMITS ON DEDUCTIBILITY. Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the amount which may be deducted by the Company with respect to compensation paid to the Chief Executive Officer and the four other most highly compensated executives to $1 million per tax year for each individual, unless such excess compensation is "performance-based" or is otherwise exempt from Section 162(m). The applicable conditions of an exemption for a performance-based compensation plan include, among others, a requirement that the shareholders approve the material terms of the 1996 Plan. Stock options that may be granted under the 1996 Plan (other than any nonqualified stock options granted at below market value exercise prices) are intended to qualify for the exemption for performance-based compensation under Section 162(m).

    For information on options granted to directors and executive officers of the Company, see "Director and Executive Officer Compensation" below.

    The number, amount and type of options to be received by or allocated to Eligible Persons in the future under the 1996 Plan cannot be determined at this time. [At this time, the Company is not considering any additional awards under the 1996 Plan.]

    VOTE REQUIRED

    SHAREHOLDERS SHOULD NOTE THAT BECAUSE THE DIRECTORS ARE ELIGIBLE TO RECEIVE OPTIONS UNDER THIS PROPOSAL, THE DIRECTORS HAVE A PERSONAL INTEREST IN ITS APPROVAL. HOWEVER, THE MEMBERS OF THE BOARD BELIEVE THAT THE AMENDMENTS TO THE 1996 PLAN ARE IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS.

    The favorable vote of a majority of votes cast regarding the proposal is required to approve the Amendments. If they are not approved, the Amendments will not be adopted. THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE 1996 PLAN AS DESCRIBED ABOVE. PROXIES RECEIVED WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THE PROXY.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of the Record Date, information relating to the beneficial ownership of Common Stock by each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, by each director, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission (the "COMMISSION"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option, warrant, or other right. Unless otherwise noted, the Company believes that each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table. The address for each person is Acacia Research Corporation, 55 South Lake Avenue, Pasadena, California 91101.

                                                             AMOUNT AND NATURE OF
                                                                  BENEFICIAL       PERCENT OF
NAME                                                           OWNERSHIP(1)(2)       CLASS
-----------------------------------------------------------  --------------------  ----------
R. Bruce Stewart...........................................         [532,200]         [5.02%]
Paul R. Ryan...............................................         [394,000]         [3.72%]
Thomas B. Akin (3).........................................         [378,672]         [3.57%]
Fred A. de Boom............................................          [38,000]          *
Edward W. Frykman..........................................          [20,900]          *
All Directors and Executive Officers as a Group (six              [1,549,056]        [14.62%]
  persons).................................................

------------------------

*   Represents less than one percent.

(1) All shares which a named shareholder has the right to acquire within 60 days, including through the exercise of stock options and warrants as described below, are deemed outstanding for the purpose of computing the percentage of Common Stock owned by such named shareholder, but not for determining the percentage of Common Stock owned by any other shareholder.

(2) Includes the following options and/or warrants exercisable on or within 60 days of the Record Date: (a) Mr. Stewart has options to purchase 150,000 shares; (b) Mr. Ryan has options to purchase 175,000 shares and warrants to purchase 203,000 shares; (c) Mr. Akin has options to purchase 10,000 shares and warrants to purchase 260,872 shares; (d) Mr. de Boom has options to purchase 35,000 shares; (e) Mr. Frykman has options to purchase 19,000 shares; and (f) all directors and officers as a group has options to purchase 574,000 shares and warrants to purchase 463,872 shares.

(3) Includes warrants to purchase 130,436 shares. Also includes 3,636 shares and 130,436 warrants to purchase 130,436 shares held by Talkot Crossover Fund, L.P., of which Mr. Akin serves as general partner.

                  DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

DIRECTOR COMPENSATION

    Directors who are also employees of the Company receive no separate compensation from the Company for their service as members of the Board. Non-employee directors receive a non-discretionary grant of options to purchase 20,000 shares of Common Stock upon joining the Board and subsequent non-discretionary annual grants of options to purchase 2,000 shares of Common Stock (which will be increased to 5,000 shares if the Amendments to the 1996 Plan are approved by the shareholders), all such grants at an exercise price equal to the market price on the date of grant. In addition, non-employee directors receive compensation in the amount of $750 for each meeting of the Board and for any Board committee meeting not immediately preceding or following a Board meeting attended in person and $250 for each telephonic meeting. Directors are also reimbursed for expenses incurred in connection with attendance at meetings of the Board and Board committees and the performance of Board duties.

SUMMARY COMPENSATION TABLE

    The following table shows information concerning compensation earned for services to the Company in all capacities during the last three fiscal years for the Company's Chief Executive Officer for the last fiscal year and the one executive officer whose cash compensation exceeded $100,000 in the last fiscal year (the "NAMED EXECUTIVE OFFICERS"):

                                                                                           LONG TERM
                                                                                         COMPENSATION
                                                     ANNUAL COMPENSATION              -------------------
                                         -------------------------------------------      SECURITIES
                                                                     OTHER ANNUAL         UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR     SALARY ($)    BONUS ($)   COMPENSATION ($)       OPTIONS (#)      COMPENSATION
----------------------------  ---------  -----------  -----------  -----------------  -------------------  -------------
Paul R. Ryan, President and        1998      87,115        2,500               0                   0           128,944(1)
  Chief Executive Officer          1997      60,000        5,000               0              50,000           155,597(1)
                                   1996           0       10,792               0             200,000(2)         14,208(1)
R. Bruce Stewart, Chief            1998     128,333        2,500          20,308(3)                0                 0
  Financial Officer                1997     130,000        5,000          15,473(3)                0                 0
                                   1996     100,833        5,000          14,448(3)          200,000(2)              0

------------------------------

(1) Represents his 25% share of the management and performance fees received as general partner of Company-affiliated investment funds. See "Transactions with Management--Transactions with Paul R. Ryan."

(2) Represents shares of stock underlying options granted under the 1996 Executive Stock Bonus Plan.

(3) Includes $8,478, $13,895, and $13,536 paid by the Company for certain automobile expenses in 1998, 1997, and 1996, respectively.

    The Company has not entered into employment contracts with any of its Named Executive Officers nor does the Company have any agreement or arrangement with any such Named Executive Officers relating to a change in control of the Company.

STOCK OPTION GRANTS AND EXERCISES

    In 1998, no stock options were granted to the Named Executive Officers. The following table sets forth information regarding the stock options exercised by to the Named Executive Officers during the fiscal year ended December 31, 1998 and the value of in-the-money options held by the Named Executive Officers as of December 31, 1998:

AGGREGATE OPTION EXERCISES IN FISCAL YEAR 1998 AND FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF SECURITIES
                                                                    UNDERLYING             VALUE OF UNEXERCISED
                                                              UNEXERCISED OPTIONS AT     IN-THE-MONEY OPTIONS AT
                                                                 1998 YEAR-END(#)          1998 YEAR-END(1)($)
                            SHARES ACQUIRED      VALUE      --------------------------  --------------------------
           NAME             ON EXERCISE(#)   REALIZED(2)($) EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
--------------------------  ---------------  -------------  -----------  -------------  -----------  -------------
Paul R. Ryan..............             0               0       175,000       175,000       173,906       173,906
R. Bruce Stewart..........       300,000       2,156,250       150,000        50,000       441,875       154,375

------------------------------

(1) Represents the difference between the exercise price of the options and the average of the high and low prices of the Company's Common Stock on the Nasdaq National Market on December 31, 1998 of $4.59375 per share.

(2) Value realized represents the difference between the exercise price of the options and the value of the underlying securities on the date of exercise.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

    During the last fiscal year, there were certain transactions that occurred between the Company and its officers and directors, which are reported below. With respect to each transaction, the Company has determined that the terms of each arrangement were no less fair to the Company than those which could have been obtained from unaffiliated persons.

        TRANSACTIONS WITH PAUL R. RYAN.  In January 1995, prior to the time Paul
    R. Ryan became an officer or director of the Company, the Company and Mr. Ryan entered into an agreement pursuant to which the Company and Mr. Ryan agreed to act as the general partners of certain private investment funds and co-managers to other investment funds. Under this agreement, the Company is entitled to receive 75% and Mr. Ryan is entitled to receive 25% of the performance and management fees earned in respect of the investment advisory services provided to co-managed investment funds, less certain expenses shared with other parties. Pursuant to this agreement, Mr. Ryan earned approximately $128,944 during 1998. Also in January 1995, Mr. Ryan acquired warrants to purchase 100,000 shares of Common Stock at an exercise price of $2 per share for an investment of $10,000. At the time the warrants were issued, the Company was privately-held and had no actively-traded market for its shares of Common Stock.

        TRANSACTIONS WITH ROBERT B. STEWART. In August 1997, the Company hired Robert B. Stewart as Director of Marketing and, in November 1998, promoted him to Vice President of Acacia Capital Management. Rob Stewart is the son of R. Bruce Stewart, Chief Financial Officer and the Chairman of the Company. Mr. Stewart was awarded an option to purchase 60,000 shares of the Company's Common Stock, vesting over four years, at an exercise price of $7.75, the price of which was equal to the fair market value of the shares on the date of grant. In 1998, Rob Stewart earned a base salary of $70,769 and a bonus of $2,500.

        TRANSACTION WITH H. LEE BROWNE. In April 1998, the Company acquired a 25% interest in Internet Software LLC, a Delaware limited liability company, for $2.5 million in cash. In November 1998, Internet Software LLC was renamed Signature-mail.com llc. Signature-mail.com llc has created a proprietary software product that enables users to personalize their e-mail and computer documents by including an image of their handwritten signatures, greetings and drawings, and by easily changing the image's size and color. Following the Company's investment, Mr. Browne holds a 33.4% interest in Signature-mail.com llc. Mr. Browne is employed as the chief executive officer of Signature-mail.com llc.

    Mr. Browne is also the president and chief executive officer of Soundview Technologies Incorporated, a majority-owned subsidiary of the Company. Mr. Browne is also the chief executive officer and majority owner of Greenwich Information Technologies LLC, an entity in which the Company has a substantial minority ownership interest.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors administers the Company's executive compensation program. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending it to the Board of Directors as well as administering the 1996 Stock Option Plan. In making decisions regarding executive compensation, the Compensation Committee considers the input of the Company's management and other directors.

    The Company's executive compensation program consists of a mixture of base salary, cash bonuses, and incentive stock awards. In determining the total amount and mixture of the compensation package for each executive officer, the Compensation Committee and the Board of Directors subjectively consider the overall value to the Company of each executive officer in light of numerous factors such as competitive position, individual performance, including past and expected contribution to the Company's goals of each executive officer, and the Company's long-term needs and goals, including attracting and retaining key management personnel.

    The Compensation Committee periodically reviews the individual base salaries of the executive officers, and adjusts salaries based on individual job performance and changes in that officer's duties and responsibilities. In making salary decisions, the Compensation Committee exercises its discretion and judgment based on these factors. No specific formula is applied to determine the weight of each factor.

    Long-term incentive compensation is realized through granting of stock options to most employees, including eligible executive officers. The Company has no other long-term incentive plans. Stock options are granted by the Company to aid in the retention of employees and to align the interests of employees with those of the shareholders. In addition, the Compensation Committee believes that the grant of an equity interest serves to link management interests with shareholder interest and to motivate executive officers to make long-term decisions that are in the best interests of the Company and the shareholders as well as provides an incentive to maximize shareholder value. Stock options have value for an employee only if the price of Common Stock increases above the exercise price on the grant date and the employee remains in the Company's employ for the period required for the stock option to be exercisable, thus providing an incentive to remain in the Company's employ.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    Paul R. Ryan, the Company's President and Chief Executive Officer, received an annual base salary of $87,115 in 1998. Mr. Ryan also received a bonus of $2,500, which was no more than the bonus amount paid to each executive officer of the Company in 1998. When Mr. Ryan was appointed Vice President, Capital Management in August 1995 and later Executive Vice President and Chief Investment Officer in May 1996, he received no salary for these additional duties. The cash amounts paid to Mr. Ryan in the form of base salary and bonus were recommended to the Board of Directors by the Compensation Committee. In exercising its discretion and judgment in reaching its recommendation, the Compensation Committee took into consideration the various factors and criteria described above as well as (a) Mr. Ryan's compensation as a general partner in the investment funds, which is pursuant to an agreement entered into prior to his being named an officer of the Company that entitles him to receive 25% of the performance and management fees for investment advisory services rendered the funds; and (b) Mr. Ryan's additional duties and responsibilities as President and Chief Executive Officer. The Board of Directors approved the Compensation Committee's recommendation.

IMPACT OF SECTION 162(M) OF THE INTERNAL REVENUE CODE

    The Company does not believe Section 162(m) of the Internal Revenue Code of 1986, as amended, which disallows a tax deduction for certain compensation in excess of $1 million, will generally have an effect on the Company. The Compensation Committee reviews the potential effect of Section 162(m) periodically and will consider various alternatives for preserving the deductibility of compensation payments. However, the Compensation Committee will not necessarily limit compensation to that which is deductible.

                                        Respectfully Submitted by the
Compensation

                                        Committee of the Board of Directors

                                                Thomas B. Akin

                                                Fred A. de Boom

                                                Edward Frykman

                            STOCK PERFORMANCE GRAPH

    The following graph compares the cumulative total shareholder return on the Common Stock of the Company for the last ten fiscal quarters with the cumulative total return of (i) the Composite Index for The Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Index") and (ii) the Index for Nasdaq Financial Stocks (the "Industry Index"). This graph assumes the investment of $100 on June 30, 1995 in the Company's Common Stock, the Nasdaq Index and the Industry Index and assumes dividends are reinvested. Measurement points are at the last trading day of the fiscal quarters represented below.

    QUARTER         ACACIA RESEARCH       NASDAQ STOCK       NASDAQ FINANCIAL
     ENDED            CORPORATION             (US)                STOCKS
---------------  ---------------------  -----------------  ---------------------
    6/30/95               100.00               100.00               100.00
    9/29/95               125.00               112.04               113.95
   12/29/95               100.00               113.41               122.24
    3/29/96               145.89               118.71               127.18
    6/28/96               133.33               128.40               130.19
    9/30/96               170.83               132.97               141.22
   12/31/96               125.00               139.51               156.73
    3/31/97               120.83               132.00               163.51
    6/30/97               114.58               156.20               190.40
    9/30/97               200.00               182.62               222.19
   12/31/97               133.33               171.27               240.55
    3/31/98                65.63               200.04               253.54
    6/30/98               132.29               205.83               247.04
    9/30/98                98.99               186.34               205.25
   12/31/98                77.08               240.33               231.48
    3/31/99
    6/30/99
    9/30/99

OTHER BUSINESS

    No other matters may be submitted to the shareholders at the Special Meeting other than the business noticed and described above.

Dated: October [___], 1999

                                           BY ORDER OF THE BOARD OF DIRECTORS,

                                           Kathryn King-Van Wie

                                           SECRETARY

                                   APPENDIX A

                          CERTIFICATE OF INCORPORATION
                                       OF
                          ACACIA RESEARCH CORPORATION

    I, the undersigned, for purpose of incorporating and organizing a corporation under the General Corporation Law of Delaware, do execute this Certificate of Incorporation and do hereby certify as follows:

                                   ARTICLE I

    The name of the Corporation is Acacia Research Corporation (the "Corporation").

                                   ARTICLE II

    A. The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

    B. The name and mailing address of the incorporator is Alice Y. Ohashi, O'Melveny & Myers LLP, 1999 Avenue of the Stars, Suite 700, Los Angeles, California 90067.

                                  ARTICLE III

    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV

    A. The total number of shares of all classes that this Corporation shall have the authority to issue shall be 80,000,000, which shall be divided into two classes, one to be designated "Common Stock," which shall consist of 60,000,000 authorized shares, $0.001 par value per share, and a second class to be designated as "Preferred Stock," which shall consist of 20,000,000 authorized shares, $0.001 par value per share.

    B. The Preferred Stock may be issued in one or more series, from time to time, each series to be appropriately designated by a distinguishing number, letter or title, prior to the issue of any shares thereof.

    C. Each series of Preferred Stock shall consist of such number of shares and have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the Corporation (the "Board of Directors"), and the Board of Directors is hereby expressly vested with authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions.

    The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

        (i) the number of shares constituting that series and the distinctive designation of that series;

        (ii) the dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

        (iii) whether that series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

        (iv) whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

        (v) whether the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

        (vi) whether the series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

        (vii) the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

        (viii) any other relative rights, preferences and limitations of that series.

                                   ARTICLE V

    In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, alter, amend and repeal the Bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaw whether adopted by them or otherwise; provided, however, that the affirmative vote of 66 and 2/3 percent of the voting power of the capital stock of the Corporation entitled to vote thereon shall be required for stockholders to adopt, amend, alter or repeal any provision of the Bylaws of the Corporation.

                                   ARTICLE VI

    The number of directors of the Corporation shall be fixed from time to time by a Bylaw of the Corporation or amendment thereof duly adopted by the Board of Directors.

                                  ARTICLE VII

    Unless and except to the extent that the Bylaws of the Corporation shall so require, election of directors need not be by written ballot.

                                  ARTICLE VIII

    A. Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept (subject to any provision contained in the laws of the State of Delaware) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

    B. No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of the stockholders in lieu of a meeting of stockholders.

    C. Special meetings of stockholders may be called only by the Board of Directors, the Chairman of the Board of Directors, or the President, and may not be called by any other person or persons.

                                   ARTICLE IX

    A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of Delaware as the same exists or may hereafter be amended. If the General Corporation Law of Delaware is amended after the date of the filing of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware as so amended. Any repeal or modification of this Article by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

                                   ARTICLE X

    The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person, his or her testator or intestate is or was a director, officer or employee of the Corporation or any predecessor of the Corporation or serves or served at any other enterprise as a director, officer or employee at the request of the Corporation or any predecessor to the Corporation. No repeal or modification of this Article by the stockholders shall adversely affect any right or protection of a director of the Corporation existing by virtue of this Article at the time of such repeal or modification.

                                  ARTICLE XII

    The Corporation hereby reserves the right at any time and from time to time to amend, alter, change, or repeal any provisions contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law, and all rights, preferences, and privileges of whatsoever nature conferred upon stockholders, directors, or any other persons whomsoever by or pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.

    IN WITNESS WHEREOF, the undersigned Incorporator hereby acknowledges that the foregoing Certificate of Incorporation is her act and deed on this 8th day of October, 1999.

                                          _________________________
                                          Alice Y. Ohashi,
                                          INCORPORATOR

                                   APPENDIX B

                                   BYLAWS OF
                          ACACIA RESEARCH CORPORATION
                            (A DELAWARE CORPORATION)

                               ARTICLE 1. OFFICES

1.1 The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

1.2 The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                      ARTICLE 2. MEETINGS OF STOCKHOLDERS

2.1 All meetings of the stockholders shall be held at such place, within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

2.2 The Secretary shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                                ANNUAL MEETINGS

2.3 Annual meetings of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which they shall elect directors and transact such other business as may properly be brought before the meeting. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting.

                                SPECIAL MEETINGS

2.4 Special meetings of the stockholders may be called only by the Board of Directors, the Chairman of the Board or the President and may not be called by any other person or persons. Upon such written request to the Secretary by any person or persons (other than the Board of Directors) entitled to call a special meeting of the stockholders, the Secretary shall cause notice to be given to the stockholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than 35 days nor more than 60 days after the receipt of the request. If notice of a special meeting of the stockholders is not given within 20 days after the Secretary's receipt of the request, the person or persons entitled to call the meeting may give the notice. Subject to the provisions of applicable law, only such business shall be considered at a special meeting of the stockholders as shall have been stated in the notice for such meeting.

                        BUSINESS WHICH MAY BE CONDUCTED

2.5  Annual Meetings of the Stockholders.

    2.5.1 Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of the stockholders only (A) pursuant to the corporation's notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors or (C) by any stockholder of the corporation who was a stockholder of record of the corporation at the time the notice provided for in this Section is delivered to the Secretary, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section.

    2.5.2 For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(i) of this Section, the stockholder must have given timely notice thereof in writing to the Secretary and any such proposed business other than the nominations of persons for election to the Board of Directors must constitute a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (A) as to each person whom the stockholder proposes to nominate for election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and Rule 14a-11 thereunder (and such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bylaws of the corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the corporation's books, and of such beneficial owner, (2) the class and number of shares of capital stock of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (3) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to propose such business or nomination, and (4) a representation whether the stockholder or beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the corporation.

    2.5.3 Notwithstanding anything in the second sentence of subsection 2.5.2 to the contrary, in the event that the number of directors to be elected to the Board of Directors at the annual meeting is increased and there is no public announcement by the corporation naming the nominees for the additional directorships at least 100 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary of the corporation at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

2.6 Special Meetings of the Stockholders. Only such business shall be conducted at a special meeting of the stockholders as shall have been brought before the meeting pursuant to the corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of the stockholders at which directors are to be elected pursuant to the corporation's notice of meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the corporation who is a stockholder of record at the time the notice provided for in this Section is delivered to the Secretary, who is entitled to vote at the meeting and upon such election, and who complies with the notice procedures set forth in this Section. In the event the corporation calls a special meeting of the stockholders for the purpose of electing one or more directors to the Board of Directors, any stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(ii) of this Section shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

2.7 General.

    2.7.1 Only persons who are nominated in accordance with the procedures set forth in this Section shall be eligible to be elected at an annual or special meeting of the stockholders of the corporation to serve as directors and only such business shall be conducted at a meeting of the stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. Except as otherwise provided by law, the President, as chairman of the meeting, shall have the power and duty (A) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made or solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder's nominee or proposal in compliance with such stockholder's representation as required by this Section) and (B) if any proposed nomination or business was not made or proposed in compliance with the Section, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted.

    2.7.2 For purposes of this Section, "PUBLIC ANNOUNCEMENT" shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

    2.7.3 Notwithstanding the foregoing provisions of this Section, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section. Nothing in this Section shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (B) of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

                                     NOTICE

2.8 Written notice of each annual or special meeting shall be given not fewer than 10 days nor more than 60 days before the date of the meeting, to each stockholder entitled to vote at such meeting. Such notice shall state the place, date and hour of the meeting and (i) in the case of the annual meeting, those matters that the Board of Directors, at the time of the mailing of the notice, intends to present for action by the stockholders, and, subject to the provisions of applicable law, any other matters properly brought may be presented at the meeting for action, or (ii) in the case of a special meeting, the purpose or purposes for which the meeting was called, but, subject to the provisions of applicable law, no other business may be presented at the special meeting for action. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by the Board of Directors for election.

2.9 Notice of a stockholders' meeting shall be given by mail or by other means of written communication, addressed to the stockholder at the address of such stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mail, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient.

                             QUORUM AND ADJOURNMENT

2.10 Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by a majority in voting power thereof, adjourn the meeting from time to time in the manner provided in Section 2.9 until a quorum shall attend.

2.11 Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

                                     VOTING

2.12 The stockholders entitled to notice of any meeting or to vote at any such meeting shall be only persons in whose name shares stand on the stock records of the corporation on the record date determined in accordance with Section 5.7.

2.13 Voting at meetings of stockholders need not be by written ballot. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by the Certificate of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the corporation or as otherwise provided by law or pursuant to any regulation applicable to the corporation, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock of the corporation which are present in person or by proxy and entitled to vote thereon.

2.14 Voting shall in all cases be subject to the provisions to the following provisions:

2.14.1 The stockholders of the corporation shall not have the right to cumulate their votes for the election of directors of the corporation.

2.14.2 Shares held by an administrator, executor, guardian, conservator or custodian may be voted by such holder either in person or by proxy, without a transfer of such shares into the holder's name; and shares standing in the name of a trust may be voted by the trustee of such trust, either in person or by proxy, but no trustee shall be entitled to vote shares held by such trust without a transfer of such shares into the trust's name.

2.14.3 Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into the receiver's name if authority to do so is contained in the order of the court by which such receiver was appointed.

2.14.4 Except where otherwise agreed in writing between the parties, a stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

2.14.5 Shares standing in the name of a minor may be voted and the corporation may treat all rights incident thereto as exercisable by the minor, in person or by proxy, whether or not the corporation has notice, actual or constructive, of the minor's actual age, unless a guardian of the minor's property has been appointed and written notice of such appointment given to the corporation.

2.14.6 Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxyholder of such other corporation as the bylaws of such other corporation may prescribe or, in the absence of such provision, as the board of directors of such other corporation may determine or, in the absence of such determination, by the chairman of the board, president or any vice president of such other corporation, or by any other person authorized to do so by the chairman of the board, president or any vice president of such other corporation. Shares which are purported to be voted or any proxy purported to be executed in the name of a corporation (whether or not any title of the person signing is indicated) shall be presumed to be voted or the proxy executed in accordance with the provisions of this clause, unless the contrary is shown.

2.14.7 Shares of the corporation owned by its subsidiaries shall not be entitled to vote on any matter.

2.14.8 If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a stockholder voting agreement or otherwise, or if two or more persons (including proxyholders) have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

        (a)  If only one votes, such act binds all;

        (b)  If more than one vote, the act of the majority so voting binds all;
    or

        (c) If more than one vote, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionately.

If the instrument so filed or the registration of the shares shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this Section shall be a majority or even split in interest.

                                    PROXIES

2.15 Each stockholder entitled to vote at a meeting of the stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary.

2.16 A proxy or consent validly delivered to the corporation shall mean any written authorization which is signed by the person executing the proxy, as well as any electronic transmission (to include without limitation transmissions by facsimile and by computer messaging systems), which is authorized by a stockholder or the stockholder's attorney in fact, which gives another person or persons power to vote with respect to the shares of such stockholder. A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors of election or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

                             INSPECTORS OF ELECTION

2.17 In advance of any meeting of stockholders, the Board of Directors shall appoint inspectors of election to act at such meeting and any adjournment thereof. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any such meeting may, and on the request of any stockholder or stockholder's proxy shall, make such appointment at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more stockholders or proxies, the majority of shares present shall determine whether one or three inspectors are to be appointed.

2.18 The duties of such inspectors shall include: determining the number of shares outstanding and the voting power of each; determining the shares represented at the meeting; determining the existence of a quorum; determining the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining when the polls shall close; determining the result; and doing such acts as may be proper to conduct the election or vote with fairness to all stockholders. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all.

                               CONDUCT OF MEETING

2.19 The President shall preside as chairman at all meetings of the stockholders. The chairman shall conduct each such meeting in a businesslike and fair manner, but shall not be obligated to follow any technical, formal or parliamentary rules or principles of procedure. The chairman's rulings on procedural matters shall be conclusive and binding on all stockholders, unless at the time of a ruling a request for a vote is made to the stockholders holding shares entitled to vote and which are represented in person or by proxy at the meeting, in which case the decision of a majority of such shares shall be conclusive and binding on all stockholders. Without limiting the generality of the foregoing, the chairman shall have all of the powers usually vested in the chairman of a meeting of stockholders.

                              CONSENT OF ABSENTEES

2.20 The transactions of any meeting of stockholders, however called and noticed, and wherever held, are as valid as though conducted at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of and presence at such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by the General Corporation Law of Delaware to be included in the notice but not so included, if such objection is expressly made at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice, consent to the holding of the meeting or approval of the minutes thereof, except as provided in the General Corporation Law of Delaware.

                              ARTICLE 3. DIRECTORS

                                     POWERS

3.1 Subject to limitations of the Certificate of Incorporation, of these Bylaws and of the General Corporation Law of Delaware relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors and it shall have the final authority in matters of strategy and policy matters for the corporation.

    The Board of Directors may delegate management duties for the operation of the business to those persons to whom authority is properly delegated by the Board of Directors, including officers of the corporation, provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board of Directors. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the Board of Directors shall have the following powers in addition to the other powers enumerated in these
Bylaws:

   3.1.1 To select and remove all officers (in accordance with the provisions of these Bylaws), agents and employees of the corporation; prescribe the powers and duties for them as may not be inconsistent with law, the Certificate of Incorporation or these Bylaws; fix their compensation and require from them an affidavit providing for the good faith exercise of their duties only in the best interests of the corporation.

   3.1.2 To conduct, manage and control the affairs and business of the corporation and to make such rules and regulations therefor not inconsistent with law, the Certificate of Incorporation or these Bylaws, as they may deem best.

   3.1.3 To adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time as they may deem best.

   3.1.4 To authorize the issuance of shares of stock of the corporation from time to time, upon such terms and for such consideration as may be lawful.

   3.1.5 To borrow money and incur indebtedness for the purposes of the corporation, and to cause to be executed and delivered, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor.

   3.1.6 To make, repeal, alter, amend and rescind any or all of these Bylaws.

                              NUMBER OF DIRECTORS

3.2 The authorized number of directors of the corporation shall be not less than five nor more than nine. Within such limits, the Board of Directors may fix the exact number of directors by resolution duly adopted by the Board of Directors. Initially, the exact number of directors shall be five. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of the director's term of office.

                          ELECTION AND TERM OF OFFICE

3.3 Only persons who are nominated by, or at the direction of the Board of Directors or the Chairman of the Board, or by a stockholder who has given timely written notice to the Secretary in accordance with these Bylaws, will be eligible for election as directors of the corporation.

3.4 For a person to be qualified to serve as a director of the corporation, such person need not be an employee or stockholder of the corporation during his or her directorship.

3.5 The directors shall be elected at each annual meeting of the stockholders, but if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of stockholders held for that purpose. Each director shall hold office until the next annual meeting and until a successor has been elected and qualified or until his or her earlier death, resignation, or removal.

                           RESIGNATIONS AND VACANCIES

3.6 Any director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

    Any newly-created directorship resulting from an increase in the authorized number of directors or any vacancies in the Board of Directors occurring by reason of death, resignation, retirement, disqualification or removal may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until the next annual meeting and until such director's successor has been elected and qualified.

    A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any director, or if the authorized number of directors is increased, or if the stockholders fail, at any annual or special meeting of the stockholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

                       MEETINGS OF THE BOARD OF DIRECTORS

3.7 Regular or special meetings of the Board of Directors shall be held at any place within or without the State of Delaware which has been designated from time to time by the Board of Directors. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation.

3.8 Following each annual meeting of stockholders, the Board of Directors shall hold a regular meeting for the purpose of organization, election of officers and the transaction of other business. Other regular meetings of the Board of Directors shall be held without call on such dates and at such times as may be fixed by the Board of Directors. Call and notice of all regular meetings of the Board of Directors are hereby dispensed with.

3.9 Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board, the President, the Secretary or by any two directors.

    Special meetings of the Board of Directors shall be held upon four days' written notice or 48 hours' notice given personally or by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, telegraph, telex, facsimile electronic mail or other similar means of communication. Any such notice shall be addressed or delivered to each director at such director's address as it is shown upon the records of the corporation or as may have been given to the corporation by the director for purposes of notice or, if such address is not shown on such records or is not readily ascertainable, at the place in which the meetings of the directors are regularly held.

    Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mail, first-class postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient. Oral notice shall be deemed to have been given at the time it is communicated, in person or by telephone or wireless, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

                                     QUORUM

3.10 A majority of the whole Board of Directors constitutes a quorum of the Board of Directors for the transaction of business, except to adjourn as provided below in this Article. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number be required by law or by the Certificate of Incorporation. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

                     PARTICIPATION BY CONFERENCE TELEPHONE

3.11 Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another and all such directors shall be deemed to be present in person at the meeting.

                                WAIVER OF NOTICE

3.12 Notice of a meeting need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

                                  ADJOURNMENT

3.13 A majority of the directors present, whether or not a quorum is present, may adjourn any directors' meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned, except as provided in the next sentence. If the meeting is adjourned for more than 24 hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

                             FEES AND COMPENSATION

3.14 Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by the Board of Directors.

                             ACTION WITHOUT MEETING

3.15 Any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board of Directors shall consent in writing to such action. Such consent or consents shall have the same effect as a unanimous vote of the Board of Directors and shall be filed with the minutes of the proceedings of the Board of Directors.

                                   COMMITTEES

3.16 The Board of Directors may appoint one or more committees, each consisting of one or more directors, and delegate to such committees any of the powers and authority of the Board of Directors, except no such committee shall have power or authority in reference to the following:

  3.16.1 Approving, adopting or recommending to the stockholders any action or matter expressly required by the General Corporation Law of Delaware to be submitted to the stockholders for approval; or

  3.16.2 Adopting, altering, amending or repealing these Bylaws or any of them.

    Any such committee must be designated, and the members or alternate members thereof appointed, by resolution adopted by a majority of the authorized number of directors and any such committee may be designated an Executive Committee or by such other name as the Board of Directors shall specify. Alternate members of a committee may replace any absent member at any meeting of the committee. The Board of Directors shall have the power to prescribe the manner in which proceedings of any such committee shall be conducted. In the absence of any such prescription, such committee shall have the power to prescribe the manner in which its proceedings shall be conducted. Unless the Board of Directors or such committee shall otherwise provide, the regular and special meetings and other actions of any such committee shall be governed by the provisions of this Article applicable to meetings and actions of the Board of Directors. Minutes shall be kept of each meeting of each committee.

                              ARTICLE 4. OFFICERS

                                    OFFICERS

4.1 The officers of the corporation shall be a President, a Secretary and a Treasurer. The corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Chairmen of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be elected or appointed in accordance with the provisions of this Article.

                                    ELECTION

4.2 The officers of the corporation, except such officers as may be elected or appointed in accordance with the provisions of this Article, shall be chosen annually by, and shall serve at the pleasure of, the Board of Directors, and shall hold their respective offices until their resignation, removal, or other disqualification from service, or until their respective successors shall be elected.

                              SUBORDINATE OFFICERS

4.3 The Board of Directors may elect, and may empower the President to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

                            REMOVAL AND RESIGNATION

4.4 Any officer may be removed, either with or without cause, by the Board of Directors at any time or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors. Any such removal shall be without prejudice to the rights, if any, of the officer under any contract of employment of the officer.

    Any officer may resign at any time by giving written notice to the corporation, but without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                                   VACANCIES

4.5 A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular election or appointment to such office.

                           THE CHAIRMAN OF THE BOARD

4.6 The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and he or she shall have and may exercise such powers as are, from time to time, assigned to him or her by the Board of Directors and as may be provided by law.

4.7 In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and he or she shall have and may exercise such powers as are, from time to time, assigned to him or her by the Board of Directors and as may be provided by law.

                       THE PRESIDENT AND VICE-PRESIDENTS

4.8 Subject to such powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President is the general manager and chief executive officer of the corporation and has, subject to the control of the Board of Directors, general supervision, direction and control of the business and officers of the corporation. The President shall preside at all meetings of the stockholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. The President has the general powers and duties of management usually vested in the office of President and general manager of a corporation and such other powers and duties as may be prescribed by the Board of Directors.

4.9 In the absence or disability of the President, the Vice Presidents in order of their rank as fixed by the Board of Directors, or, if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors.

                     THE SECRETARY AND ASSISTANT SECRETARY

4.10 The Secretary shall keep or cause to be kept, at the principal executive office and such other place as the Board of Directors may order, a book of minutes of all meetings of stockholders, the Board of Directors and its committees, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at Board of Directors and committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof. The Secretary shall keep, or cause to be kept, a copy of these Bylaws of the corporation at the principal executive office or such other place as the Board of Directors may order.

    The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, if one has been appointed, a share register, or a duplicate share register, showing the names of the stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

    The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors and any committees thereof required by these Bylaws or by law to be given, shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors.

4.11 The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                     THE TREASURER AND ASSISTANT TREASURER

4.12 The Treasurer is the chief financial officer of the corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation, and shall send or cause to be sent to the stockholders of the corporation such financial statements and reports as are by law or these Bylaws required to be sent to them. The books of account shall at all times be open to inspection by any director.

    The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the President and the directors, whenever they request it, an account of all transactions as Treasurer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors.

4.13 The Assistant Treasurer, or if there be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in absence of the Treasurer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                        ARTICLE 5. CERTIFICATE OF STOCK

5.1 Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the Chairman or Vice Chairman of the Board, or the President or a Vice President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, certifying the number of shares owned by the holder in the corporation.

5.2 Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

5.3 If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

5.4 Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

                               LOST CERTIFICATES

5.5 The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                               TRANSFER OF STOCK

5.6 Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                               FIXING RECORD DATE

5.7 In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than 60 nor less than 10 days before the date of such meeting; (b) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than 10 days from the date upon which the resolution fixing the record date is adopted by the Board of Directors and (c) in the case of any other action, shall not be more than 60 days prior to such other action. If no record date is fixed: (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (b) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the Board of Directors is required by law or the Certificate of Incorporation, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law or the Certificate of Incorporation, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action and (c) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                            REGISTERED STOCKHOLDERS

5.8 The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                         ARTICLE 6. GENERAL PROVISIONS

                     MAINTENANCE AND INSPECTION OF RECORDS

6.1 Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanies by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in the State of Delaware or at its principal executive office.

6.2 Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to the director's position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

                         ANNUAL REPORT TO STOCKHOLDERS

6.3 At any point at which the corporation has less than 100 holders of record of its shares, this corporation expressly waives the annual report to stockholders. Notwithstanding the waiver of such annual report by the corporation, nothing herein shall be interpreted as prohibiting the Board of Directors from issuing voluntary annual or other periodic reports to stockholders during such time as the corporation has less than 100 holders of record.

                    CHECKS; DRAFTS; EVIDENCE OF INDEBTEDNESS

6.4 From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for the payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

                      ENDORSEMENT OF DOCUMENTS; CONTRACTS

6.5 Subject to the provisions of applicable law, any note, mortgage, evidence of indebtedness, contract, share certificate, conveyance or other instrument in writing and any assignment or endorsements thereof executed or entered into between the corporation and any other person, when signed by the Chairman of the Board, the President or any Vice President and the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the corporation shall be valid and binding on the corporation in the absence of actual knowledge on the part of the other person that the signing officers had no authority to execute the same. Any such instruments may be signed by any other person or persons and in such manner as from time to time shall be determined by the Board of Directors, and, unless so authorized by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or amount.

                 REPRESENTATION OF SHARES OF OTHER CORPORATIONS

6.6 The President or any other officer or officers authorized by the Board of Directors or the President are each authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the corporation. The authority herein granted may be exercised either by any such officer in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officer.

                              STOCK PURCHASE PLANS

6.7 The corporation may adopt and carry out a stock purchase plan or agreement or stock option plan or agreement providing for the issue and sale for such consideration as may be fixed of its unissued shares, or of issued shares acquired or to be acquired, to one or more of the employees or directors of the corporation or of a subsidiary or to a trustee on their behalf and for the payment for such shares in installments or at one time, and may provide for aiding any such persons in paying for such shares by compensation for services rendered, promissory notes or otherwise.

    Any such stock purchase plan or agreement or stock option plan or agreement may include, among other features, the fixing of eligibility for participation therein, the class and price of shares to be issued or sold under the plan or agreement, the number of shares which may be subscribed for, the method of payment therefor, the reservation of title until full payment therefor, the effect of the termination of employment, an option or obligation on the part of the corporation to repurchase the shares upon termination of employment, restrictions upon transfer of the shares, the time limits of and termination of the plan, and any other matters, not in violation of applicable law, as may be included in the plan as approved or authorized by the Board of Directors or any committee of the Board of Directors.

                          CONSTRUCTION AND DEFINITIONS

6.8 Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the General Corporation Law of Delaware shall govern the construction of these Bylaws.

                                   AMENDMENTS

6.9 These Bylaws may be amended or repealed either by approval of 66- 2/3% of the outstanding shares of the corporation entitled to vote on such action or by the approval of the Board of Directors, for those amendments to the Bylaws for which approval of the Board of Directors alone is sufficient under the General Corporation Law of Delaware.

                                  FISCAL YEAR

6.10 The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                   DIVIDENDS

6.11 Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

6.12 Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purposes as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                        LOANS TO OFFICERS AND EMPLOYEES

6.13 The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

                           ARTICLE 7. INDEMNIFICATION

                            RIGHT TO INDEMNIFICATION

7.1 The corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an "INDEMNITEE") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "PROCEEDING"), by reason of the fact that such person, or a person for whom he or she is the legal representative, is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the written request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Indemnitee. Notwithstanding the preceding sentence, except as otherwise provided in Section 7.3, the corporation shall be required to indemnify an Indemnitee in connection with a proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors.

                             PREPAYMENT OF EXPENSES

7.2 The corporation shall pay the expenses (including attorneys' fees) incurred by an Indemnitee in defending any proceeding in advance of its final disposition, PROVIDED, HOWEVER, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined that the Indemnitee is not entitled to be indemnified under this Article or otherwise.

                                     CLAIMS

7.3  If a claim for indemnification of advancement of expenses under this
Article is not paid in full within 60 days after a written claim therefor by the Indemnitee has been received by the corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the corporation shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or advancement of expenses under applicable law.

                            NONEXCLUSIVITY OF RIGHTS

7.4 The rights conferred on any Indemnitee by this Article shall not be exclusive of any other rights which such Indemnitee may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

                                 OTHER SOURCES

7.5 The corporation's obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit entity.

                              AMENDMENT OR REPEAL

7.6 Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any Indemnitee in respect of any act or omission occurring prior to the time of such repeal or modification.

                OTHER INDEMNIFICATION AND PREPAYMENT OF EXPENSES

7.7 This Article shall not limit the right of the corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Indemnitees when and as authorized by appropriate corporate action.

                                   INSURANCE

7.8 The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the law.

                              INDEMNITY AGREEMENTS

7.9 The corporation may enter into agreements with any director, officer, employee or agent of the corporation, providing for indemnification to the fullest extent permissible under the law and the Certificate of Incorporation.

                            CERTIFICATE OF SECRETARY
                                       OF
                          ACACIA RESEARCH CORPORATION
                            (a Delaware corporation)

I hereby certify that I am the duly elected and acting Secretary of said
corporation and that the foregoing Bylaws, comprising    pages, constitute the
Bylaws of said corporation as duly adopted at a meeting of the Board of
Directors thereof held on            , 1999.

                                          _____________________________
                                          Kathryn King-Van Wie,
                                          SECRETARY

                                   APPENDIX C
                          AGREEMENT AND PLAN OF MERGER
                                       OF
                          ACACIA RESEARCH CORPORATION

                            (a Delaware corporation)

                                      AND
                          ACACIA RESEARCH CORPORATION
                           (a California corporation)

    THIS AGREEMENT AND PLAN OF MERGER dated as of October   , 1999 (this "MERGER
AGREEMENT") is between Acacia Research Corporation, a Delaware corporation ("ACACIA DELAWARE"), and Acacia Research Corporation, a California corporation ("ACACIA CALIFORNIA"). Acacia Delaware and Acacia California are sometimes referred to herein as the "CONSTITUENT CORPORATIONS."

                                    RECITALS

    A. Acacia California desires to merge with and into Acacia Delaware and Acacia Delaware desires to merge with Acacia California, all upon the terms and subject to the conditions of this Merger Agreement.

    B. Acacia Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 80,000,000 shares, 60,000,000 of which are designated "Common Stock," par value $0.001 per share, and 20,000,000 of which are designated "Preferred Stock," par value $0.001 per share. The Preferred Stock of Acacia Delaware is undesignated as to series, rights, preferences, privileges or restrictions. As of the date hereof, 100 shares of Common Stock of Acacia Delaware are issued and outstanding, all of which are held by Acacia California, and no shares of Preferred Stock are issued and outstanding.

    C. Acacia California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 30,000,000
shares of "Common Stock," no par value per share. As of October   , 1999,
[10,339,815] shares of Common Stock were issued and outstanding.

    D. The Board of Directors of Acacia California has determined that, for the purpose of effecting the reincorporation of Acacia California in the State of Delaware, it is advisable and in the best interests of Acacia California and its shareholders that Acacia California merge with and into Acacia Delaware upon the terms and conditions herein provided.

    E. The respective Boards of Directors of Acacia Delaware and Acacia California have approved this Merger Agreement and have directed that this Merger Agreement be submitted to a vote of their respective sole stockholder and shareholders and executed by the undersigned officers.

    NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Acacia Delaware and Acacia California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                   ARTICLE I

                                     MERGER

    1.1 MERGER. In accordance with the provisions of this Merger Agreement, the Delaware General Corporation Law and the California General Corporation Law, Acacia California will be merged with and into Acacia Delaware (the "MERGER"), the separate existence of Acacia California will cease and Acacia Delaware will survive the Merger and will continue to be governed by the laws of the State of Delaware. Acacia Delaware will be, and is herein sometimes referred to as, the "SURVIVING CORPORATION." The name of the Surviving Corporation will be Acacia Research Corporation.

    1.2 FILING AND EFFECTIVENESS. The Merger will become effective when the following actions will have been completed:

    (a) This Merger Agreement and the Merger will have been adopted and approved by the sole stockholder of Acacia Delaware and the shareholders of Acacia California, in accordance with the requirements of the Delaware General Corporation Law and the California General Corporation Law;

    (b) All of the covenants and conditions precedent to the consummation of the Merger specified in this Merger Agreement will have been satisfied or duly waived by the party entitled to satisfaction thereof;

    (c) An executed Certificate of Merger or an executed counterpart of this Merger Agreement meeting the requirements of the Delaware General Corporation Law will have been filed with the Secretary of State of the State of Delaware; and

    (d) An executed Certificate of Merger or an executed counterpart of this Merger Agreement meeting the requirements of the California General Corporation Law will have been filed with the Secretary of State of the State of California.

The date and time when the Merger will become effective, as aforesaid, is herein called the "EFFECTIVE DATE OF THE MERGER."

    1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of Acacia California will cease and Acacia Delaware, as the Surviving Corporation, (i) will continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) will be subject to all actions previously taken by its and Acacia California's Board of Directors, (iii) will succeed, without other transfer, to all of the assets, rights, powers and property of Acacia California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) will continue to be subject to all of the debts, liabilities and obligations of Acacia Delaware as constituted immediately prior to the Effective Date of the Merger and (v) will succeed, without other transfer, to all of the debts, liabilities and obligations of Acacia California in the same manner as if Acacia Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

                                   ARTICLE II

                   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

    2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of Acacia Delaware as in effect immediately prior to the Effective Date of the Merger will continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

    2.2 BYLAWS. The Bylaws of Acacia Delaware as in effect immediately prior to the Effective Date of the Merger will continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

    2.3 DIRECTORS AND OFFICERS. The directors and officers of Acacia California immediately prior to the Effective Date of the Merger will be the directors and officers of the Surviving Corporation until their successors will have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                                  ARTICLE III

                         MANNER OF CONVERSION OF STOCK

    3.1 ACACIA CALIFORNIA COMMON STOCK. Upon the Effective Date of the Merger, each share of Acacia California Common Stock issued and outstanding immediately prior thereto will, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, par value $0.001 per share, of the Surviving Corporation.

    3.2 ACACIA CALIFORNIA OPTIONS, STOCK PURCHASE RIGHTS AND CONVERTIBLE SECURITIES.

    (a) Upon the Effective Date of the Merger, the Surviving Corporation will assume and continue the stock option plans and all other employee benefit plans of Acacia California. Each outstanding and unexercised option or other right to purchase or security convertible into Acacia California Common Stock will become an option or right to purchase or a security convertible into the Surviving Corporation's Common Stock on the basis of one (1) share of the Surviving Corporation's Common Stock for each share of Acacia California Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Acacia California option, stock purchase right or convertible security at the Effective Date of the Merger.

    (b) A number of shares of the Surviving Corporation's Common Stock will be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of Acacia California Common Stock so reserved immediately prior to the Effective Date of the Merger.

    3.3 ACACIA DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock, par value $0.001 per share, of Acacia Delaware issued and outstanding immediately prior thereto will, by virtue of the Merger and without any action by Acacia Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

    3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Acacia California Common Stock may, at such holder's option, surrender the same for cancellation to U.S. Stock Transfer Co., as exchange agent (the "EXCHANGE AGENT"), and each such holder will be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Acacia California Common Stock will be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of Acacia California Common Stock were converted in the Merger.

    The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate will, until such certificate will have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

    Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger will bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Acacia California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, and any additional legends agreed upon by the holder and the Surviving Corporation.

    If any certificate for shares of Acacia Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it will be a condition of issuance thereof that the certificate so surrendered will be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to Acacia Delaware or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Acacia Delaware that such tax has been paid or is not payable.

                                   ARTICLE IV

                                    GENERAL

    4.1 COVENANTS OF ACACIA DELAWARE. Acacia Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

    (a) qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of California General Corporation Law;

    (b) file any and all documents with the California Franchise Tax Board necessary for the assumption by Acacia Delaware of all of the franchise tax liabilities of Acacia California; and

    (c) take such other actions as may be required by the California General Corporation Law.

    4.2 FURTHER ASSURANCES. From time to time, as and when required by Acacia Delaware or by its successors or assigns, there will be executed and delivered on behalf of Acacia California such deeds and other instruments, and there will be taken or caused to be taken by Acacia California such further and other actions as will be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Acacia Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Acacia California and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of Acacia Delaware are fully authorized in the name and on behalf of Acacia California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

    4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Acacia California or of Acacia Delaware, or of both, notwithstanding the approval of this Merger Agreement by either the shareholders of Acacia California or by the sole stockholder of Acacia Delaware, or by both.

    4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Merger Agreement at any time prior to the filing of this Merger Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Delaware and California, provided that an amendment made subsequent to the adoption of this Merger Agreement by either the sole stockholder of Acacia Delaware or the shareholders of Acacia California shall not: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effective immediately after the Merger or (iii) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of either Constituent Corporation.

    4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware shall be 1209 Orange Street, Wilmington, Delaware 19801 in the County of New Castle and The Corporation Trust Company will be the registered agent of the Surviving Corporation at such address.

    4.6 AGREEMENT. Executed copies of this Merger Agreement will be on file at the principal place of business of the Surviving Corporation at 55 South Lake Avenue, Pasadena, California 91101 and copies thereof will be furnished to any holder of any class or series of capital stock of either Constituent Corporation, upon request and without cost.

    4.7 GOVERNING LAW. This Merger Agreement will in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

    4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will constitute one and the same instrument.

                           [Signature Page to Follow]

    IN WITNESS WHEREOF, this Merger Agreement having first been approved by the resolutions of the Boards of Directors of Acacia Research Corporation, a Delaware corporation, and Acacia Research Corporation, a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized as of the date first above written.

                                ACACIA RESEARCH CORPORATION,
                                a Delaware corporation

                                By:
                                     -----------------------------------------
                                     Paul R. Ryan
                                     Chief Executive Officer and President

ATTEST:

------------------------------
Kathryn King-Van Wie
Corporate Secretary

                                ACACIA RESEARCH CORPORATION,
                                a Delaware corporation

                                By:
                                     -----------------------------------------
                                     Paul R. Ryan
                                     Chief Executive Officer and President

ATTEST:

------------------------------
Kathryn King-Van Wie
Corporate Secretary

                                                                      APPENDIX D

                          ACACIA RESEARCH CORPORATION

                             1996 STOCK OPTION PLAN

               (as amended on March 30, 1998 and October 6, 1999)

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                            ---------
ARTICLE I.            THE PLAN............................................................................        D-1
Section 1.1           Purpose.............................................................................        D-1
Section 1.2           Administration and Authorization; Power and Procedure...............................        D-1
Section 1.3           Participation.......................................................................        D-2
Section 1.4           Shares Available for Awards.........................................................        D-2
Section 1.5           Grant of Awards.....................................................................        D-3
Section 1.6           Award Period........................................................................        D-3
Section 1.7           Exercise and Vesting of Awards......................................................        D-3
Section 1.8           No Transferability..................................................................        D-3
ARTICLE II.           KEY EMPLOYEE OPTIONS................................................................        D-4
Section 2.1           Grants..............................................................................        D-4
Section 2.2           Option Price........................................................................        D-4
Section 2.3           Limitations on Grant and Terms of Incentive Stock Options...........................        D-5
Section 2.4           Limits on 10% Holders...............................................................        D-6
Section 2.5           Option Repricing/Cancellation and Regrant...........................................        D-6
ARTICLE III.          NON-EMPLOYEE DIRECTOR OPTIONS.......................................................        D-6
Section 3.1           Participation.......................................................................        D-6
Section 3.2           Annual Option Grants................................................................        D-6
Section 3.3           Option Price........................................................................        D-6
Section 3.4           Option Period.......................................................................        D-7
Section 3.5           Exercise of Options.................................................................        D-7
Section 3.6           Termination of Directorship.........................................................        D-7
Section 3.7           Adjustments.........................................................................        D-7
Section 3.8           Acceleration Upon a Change in Control Event.........................................        D-7
ARTICLE IV.           OTHER PROVISIONS....................................................................        D-8
Section 4.1           Rights of Eligible Persons, Participants and Beneficiaries..........................        D-8
Section 4.2           Adjustments; Acceleration...........................................................        D-8
Section 4.3           Effect of Termination of Employment.................................................        D-9
Section 4.4           Compliance with Laws................................................................       D-10
Section 4.5           Tax Withholding.....................................................................       D-10
Section 4.6           Plan Amendment, Termination and Suspension; Changes in Awards.......................       D-10
Section 4.7           Privileges of Stock Ownership.......................................................       D-11
Section 4.8           Effective Date of Plan..............................................................       D-11
Section 4.9           Term of the Plan....................................................................       D-11
Section 4.10          Governing Law/Construction/Severability.............................................       D-11
Section 4.11          Captions............................................................................       D-11
Section 4.12          Effect of Change of Subsidiary Status...............................................       D-12
Section 4.13          Non-Exclusivity of Plan.............................................................       D-12
Section 4.14          No Restriction on Corporate Powers..................................................       D-12
Section 4.15          Effect on Other Benefits............................................................       D-12
ARTICLE V.            DEFINITIONS.........................................................................       D-12
Section 5.1           Definitions.........................................................................       D-12

                                   APPENDIX D

                          ACACIA RESEARCH CORPORATION
                             1996 STOCK OPTION PLAN
                (as amended March 30, 1998 and October 6, 1999)

ARTICLE I. THE PLAN

    SECTION 1.1  PURPOSE.

    The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards (a) to attract, motivate and retain key employees, including officers, and directors of the Company and other eligible persons with rewards and incentives for high levels of individual performance and improved financial performance of the Company under the "Key Employee Program" in Article II, and (b) to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under the "Non-Employee Director Program" in Article III. "Corporation" means Acacia Research Corporation and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms if not defined elsewhere in the text of this Plan, are defined in Article V.

    SECTION 1.2  ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.

       (a) COMMITTEE. This Plan shall be administered by and all Awards to Eligible Persons shall be authorized by the Committee. Any action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

       (b) PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE. Subject to the express provisions of this Plan, the Committee shall have the authority:

           (i) to determine from among those eligible persons the particular Eligible Persons who will receive any Awards;

           (ii) to grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable, or determine that no delayed exercisability is required, and establish the events of termination of such Awards;

           (iii) to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

           (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and any Eligible Person under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

           (v) to cancel, modify or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under
       Section 4.6;

           (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

           (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing, the provisions of Article III relating to Non-Employee Director Awards shall be non-discretionary, automatic and, to the maximum extent possible, self-effectuating. To the extent required, any interpretation or administration of this Plan in respect of Options granted under Article III will be the responsibility of the Board.

       (c) BINDING DETERMINATIONS. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

       (d) RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under or with respect to this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

       (e) DELEGATION. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

    SECTION 1.3  PARTICIPATION.

    Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors may be granted discretionary Awards in accordance with Article II in addition to any Nonqualified Stock Options granted automatically under the provisions of Article III.

    SECTION 1.4  SHARES AVAILABLE FOR AWARDS.

    Subject to the provisions of Section 4.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The shares may be delivered for any lawful consideration.

       (a) NUMBER OF SHARES. The maximum aggregate number of shares of Common Stock that may be delivered pursuant to all Awards granted under this Plan (including under Articles II and III) shall not exceed 3,000,000 shares (the "Share Limit"). The maximum number of shares of Common Stock that may be delivered pursuant to Options qualified as Incentive Stock Options granted under this Plan is 2,800,000. Each of the foregoing numerical limits shall be subject to adjustments as contemplated by
       Section 4.2. The maximum number of shares of Common Stock that are issuable under Options that during any calendar year are granted to any Participant shall not exceed 400,000, subject to adjustments contemplated by Section 4.2.

       (b) CALCULATION OF AVAILABLE SHARES AND REPLENISHMENT. No Option may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares of Common Stock issuable at any time pursuant to such Option, plus (ii) the number of shares of Common Stock that have previously been issued pursuant to Options granted under this Plan, other than reacquired shares available for reissue consistent with any applicable limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Options that are outstanding on such date, does not exceed the Share Limit. Shares subject to outstanding Awards shall be reserved for issuance. Shares of Common Stock that are subject to or underlie Options that expire or for any reason are canceled or terminated, fail to vest, or for any other reason are not delivered under this Plan will again, except to the extent prohibited by law or the terms of this Plan, be available for subsequent Options under this Plan. Shares of Common Stock issued pursuant to the terms hereof (including shares of Common Stock offset in satisfaction of applicable withholding taxes or the exercise price of any Option) shall reduce on a share-for-share basis the number of shares of Common Stock remaining available under this Plan.

    SECTION 1.5  GRANT OF AWARDS.

    Subject to the express provisions of this Plan, the Committee will determine the terms and conditions of all Awards to Eligible Persons, the number of shares of Common Stock subject to each Award and the price to be paid for the shares subject to each Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

    SECTION 1.6  AWARD PERIOD.

    All Awards to Eligible Persons and all executory rights or obligations under the related Award Agreements shall expire on such date (if any) as shall be determined by the Committee, but not later than 10 years after the Award Date, and shall be subject to earlier termination as provided herein or in the Award Agreements, provided that the Committee may specifically authorize in writing the deferred delivery of shares of Common Stock otherwise delivered under this Plan. The Committee from time to time may authorize by amendment to or waiver of the Award Agreements or otherwise, as to any number of Awards or all Awards to Eligible Persons, any extension or acceleration of benefits thereunder.

    SECTION 1.7  EXERCISE AND VESTING OF AWARDS.

       (a) PROVISIONS FOR EXERCISE. Unless the Committee otherwise provides, no Eligible Person's Award shall be exercisable until at least 6 months after the initial Award Date and, once exercisable, an Award shall remain exercisable until the expiration or earlier cancellation or termination of the Award.

       (b) PROCEDURE. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant (on a form and in such manner as may be required by the Committee), together with any required payment made in accordance with Section 2.2(a) or 3.3, as the case may be, and Section
       4.5 and any written statement required pursuant to Section 4.4.

       (c) FRACTIONAL SHARES/MINIMUM ISSUE. Fractional share interests shall be disregarded, but may be accumulated. The Committee may, however, in the case of Eligible Persons determine in the Award Agreement or thereafter that cash, other securities, or other property will be paid or transferred in lieu of any factional share interests. No fewer than 100 shares may be required on exercise of an Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

    SECTION 1.8  NO TRANSFERABILITY.

    (a) LIMIT ON EXERCISE AND TRANSFER. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Awards shall be exercised only by the

Participant; and (iii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

    (b) EXCEPTIONS. The Committee may permit Awards to be exercised by and paid only to certain persons or entities related to the Participant, including but not limited to members of the Participant's immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's immediate family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes or a gratuitous or donative basis and without consideration (other than nominal consideration). Incentive Stock Options shall be subject to any and all additional transfer restrictions under the Code (notwithstanding Section 1.8(c)).

    (c) FURTHER EXCEPTIONS TO LIMITS ON TRANSFER. The exercise and transfer restrictions in Section 1.8(a) shall not apply to:

       (i)  transfers to the Corporation,

       (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

       (iii)  transfers pursuant to a QDRO order,

       (iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

       (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

ARTICLE II. KEY EMPLOYEE OPTIONS

    SECTION 2.1  GRANTS.

    One or more Options may be granted under this Article to any Eligible Person. Each Option granted may be either an Option intended to be an Incentive Stock Option, or not so intended, as determined by the Committee, and such intent shall be indicated in the applicable Award Agreement. Notwithstanding the preceding sentence, Options granted to Other Eligible Persons shall only be Nonqualified Stock Options.

    SECTION 2.2  OPTION PRICE.

       (a) PRICING LIMITS. The purchase price per share of the Common Stock covered by each Option granted under this Article shall be determined by the Committee at the time of the Award, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of an Eligible Person Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant.

       (b) PAYMENT PROVISIONS. No shares shall be delivered pursuant to the exercise of an Option granted under this Article until payment of the full purchase price of such shares is received by the Corporation at its principal office located at 55 S. Lake Avenue, Pasadena, California 91101, or at such other place as the Committee may specify from time to time. Payment methods may include any of the following, pursuant to such conditions and rules or procedures as may be established by the Committee from time to time or as may be set forth in the Award Agreement:

       (i)  In cash;

       (ii)  In shares of Common Stock already owned by the Participant;

       (iii) Partly in cash and partly in shares of Common Stock already owned by the Participant; or

       (iv) By delivery of a notice instructing the Corporation to deliver the shares being purchased to a broker, subject to the broker's delivery of cash to the Corporation equal to the purchase price; or

       (v) To the extent an applicable Award Agreement so provides, payment may be made in whole or in part by a promissory note executed by the recipient of an Award in favor of the Corporation, upon terms and conditions determined by the Committee, and secured by the Common Stock issuable upon exercise of the Options granted by such Award in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements).

Any shares used for payment pursuant to clause (ii) or (iii) above that were acquired by the Participant from the Corporation (pursuant to an option exercise or otherwise) shall have been held by the Eligible Person Participant for at least six months prior to such exercise date. Common Stock accepted as a payment shall be valued at the Fair Market Value of the Common Stock on the date of exercise.

       (c) RELOAD OPTIONS. The Committee may provide in an Award Agreement that, effective as of the date of exercise by a Participant of all or part of an Option (the "Base Option") by delivering shares of Common Stock already owned by the Participant to the extent permitted by subsection (b)(ii) or (iii) above, the Eligible Person Participant shall be granted an additional Option (a "Reload Option") to purchase at the Fair Market Value on the date of such exercise and new grant, a number of shares of Common Stock equal to the number of whole shares (subject to reduction in the case of an outstanding Incentive Stock Option to the extent necessary to comply with the $100,000 limit set forth in Section 2.3(a)) used by the Participant to pay or toward the payment of the exercise price of the Base Option, provided the Participant at the time of such exercise is an Eligible Person. The Reload Option may be exercised between the date six months after its grant and the original date of expiration of the Base Option or such later time as the Committee may permit. The Reload Option shall be evidenced in the Award Agreement for the Base Option or by any other writing containing such terms and conditions as the Committee shall approve, which conditions may provide that upon the exercise of any Reload Option, an additional Reload Option may be granted with respect to the number of whole shares used to exercise the prior outstanding Reload Option. In no event, however, shall the aggregate number of additional shares authorized by Reload Option(s) exceed 50% of the maximum number of shares initially deliverable (subject to adjustments pursuant to Section 4.2(a)) on exercise of the Base Option.

    SECTION 2.3  LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.

       (a) $100,000 LIMIT. To the extent that the aggregate "fair market value" (as defined below) of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the "fair market value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

       (b) OPTION PERIOD. Each Option and all rights thereunder shall expire no later than 10 years after the Award Date.

       (b) OTHER CODE LIMITS. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

    SECTION 2.4  LIMITS ON 10% HOLDERS.

    No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option on the date of grant and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

    SECTION 2.5  OPTION REPRICING/CANCELLATION AND REGRANT.

    Subject to Section 1.4 and Section 4.6 and the general limitations on Awards contained elsewhere in this Plan, the Committee from time to time may authorize, generally or in specific cases only, any adjustment in the exercise or purchase price, the number of shares subject to, or the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period.

ARTICLE III. NON-EMPLOYEE DIRECTOR OPTIONS

    SECTION 3.1  PARTICIPATION.

    Awards under this Article III shall be made only to Non-Employee Directors.

    SECTION 3.2  ANNUAL OPTION GRANTS.

       (a) TIME OF INITIAL AWARD. Subject to approval by the shareholders of the Corporation, persons who are Non-Employee Directors at the time of the Plan's adoption on April 16, 1996, and persons who are elected or appointed to the Board after April 16, 1996, on the date of such election, shall each be granted without further action a Nonqualified Stock Option to purchase 20,000 shares of Common Stock.

       (b) SUBSEQUENT ANNUAL AWARDS. On the first business day in each calendar year following the approval of this Plan by the shareholders of the Corporation and during the term of this Plan, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option (the Award Date of which shall be such date) to each Non-Employee Director then in office to purchase 5,000 shares of Common Stock on each such date.

    SECTION 3.3  OPTION PRICE.

    The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 3.2 hereof shall be 100 percent of the Fair Market Value of the Common Stock on the Award Date. The Award Date of Options granted under Section 3.2(a) shall, for purposes of determining the Option price, be April 16, 1996 with respect to Options granted to Non-Employee Directors as of that date, or the date such Option is granted upon election or appointment of the applicable director to the Board with respect to all other Options granted under Section 3.2(a). The purchase price of any shares purchased shall be paid in full at the time of each purchase either (i) in cash or by check of or on behalf of the Non-Employee Director, (ii) in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option or (iii) partly in such shares and partly in cash; provided that if payments are made pursuant to clauses (ii) and (iii) above any shares used for such payment that were acquired from the Corporation (pursuant to an option exercise or otherwise) shall have been held by the Non-Employee Director Participant for at least six months prior to such exercise date.

    SECTION 3.4  OPTION PERIOD.

    Each option granted under this Article III and all rights or obligations thereunder shall expire on the fifth anniversary of the Award Date and shall be subject to earlier termination as provided below.

    SECTION 3.5  EXERCISE OF OPTIONS.

    Each Option granted under this Article III shall become exercisable in full 12 months after the Award Date, except (i) such Options granted pursuant to
Section 3.2(a), which such Options shall vest at the rate of 5,000 shares of Common Stock per year on each of the first four anniversaries of the date of such grant, and (ii) as provided in Section 3.8.

    SECTION 3.6  TERMINATION OF DIRECTORSHIP.

    An Option granted pursuant to this Article shall, if exercisable on the date of a Non-Employee Director Participant's termination of service as a director, remain exercisable only for six months after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs. Any Option granted pursuant to Section 3.2 hereof held by such Non-Employee Director Participant which is not exercisable on the date of termination of service shall terminate.

    SECTION 3.7  ADJUSTMENTS.

    Options granted under this Article III shall be subject to adjustment as provided in Section 4.2, but only to the extent that such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation (or, if there are none, consistent in respect of the underlying shares with the effect on stockholders generally).

    SECTION 3.8  ACCELERATION UPON A CHANGE IN CONTROL EVENT.

    Upon the occurrence of a Change in Control Event, each Option granted under
Section 3.2 hereof shall become immediately exercisable in full. To the extent that any Option granted under this Article III (a) is not exercised prior to (i) a dissolution of the Corporation or (ii) a merger or other corporate event in which the Corporation does not survive and (b) no provision is (or consistent with the provisions of Section 3.7 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

ARTICLE IV. OTHER PROVISIONS

  SECTION 4.1  RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES.

       (a) EMPLOYMENT STATUS. Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

       (b) NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall it interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment or service of such person, with or without cause. Nothing in this Section 4.1(b), however, shall adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement.

       (c) PLAN NOT FUNDED. This Plan is not subject to Title 1 of ERISA and is not funded. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person.

  SECTION 4.2  ADJUSTMENTS; ACCELERATION.

       (a) ADJUSTMENTS. Subject to Section 4.2(e), upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation or other reorganization; any split-up, spin-off, or similar extraordinary dividend distribution ("spin-off") in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation as an entirety ("asset sale"); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

        (i) in any of such events, proportionately adjust any or all of (1) the number of shares of Common Stock or the number and type of other securities that thereafter may be made the subject of Options (including the specific maximum and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Options, (3) the exercise price of any or all outstanding Options, or (4) the securities, cash or other property deliverable upon exercise of any outstanding Options, or

        (ii) in the case of a reclassification, recapitalization, merger, consolidation, combination, or other reorganization, spin-off or asset sale, make provision for a cash payment or for the substitution or exchange of any or all outstanding Options or the cash, securities or property deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

       In this context, the Committee may not make adjustments that would disqualify Options as Incentive Stock Options without the written consent of holders of Incentive Stock Options materially adversely affected thereby.

       In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to shareholders generally.

       (b) ACCELERATION OF AWARDS UPON CHANGE IN CONTROL. Subject to Section 4.2(e) and unless prior to a Change in Control Event the Board determines that, upon its occurrence, benefits under any or all Options will not accelerate or determines that only certain or limited benefits under any or all Options will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon (or, as may be necessary to effectuate the purposes of this acceleration, immediately prior to) the occurrence of a Change in Control Event, each Option will become immediately vested and exercisable.

       The Board may override the limitations on acceleration in this Section
       4.2 by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Board may approve. Any acceleration of Awards will comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances otherwise require, may be deemed by the Board to occur (subject to Sections 4.2(d) and 4.2(e)) not greater than 30 days before or only upon the consummation of the event.

       (c) POSSIBLE EARLY TERMINATION OF ACCELERATED AWARDS. If any Option has been fully accelerated as permitted by Section 4.2(b) but is not exercised in connection with or prior to (1) a dissolution of the Corporation, (2) an event described in Section 4.2(a) that the Corporation does not survive, or (3) a Change in Control Event approved by the Board, the Option shall terminate if the Board has expressly provided through a plan of reorganization or otherwise for the substitution, assumption, exchange or other settlement of the Option. If the exercisability of an Option has been timely accelerated in any of the circumstances in (1) through (3) above but the Option is not exercised and no provision has been made for a substitution, assumption, exchange or other settlement, the Option shall terminate upon the occurrence of the event.

       (d) POSSIBLE RESCISSION OF ACCELERATION. If the vesting of an Option has been accelerated in anticipation of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Options.

       (e) POOLING EXCEPTION. Any discretion with respect to the events addressed in this Section 4.2, including any acceleration of vesting, shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

  SECTION 4.3  EFFECT OF TERMINATION OF EMPLOYMENT.

    The Committee shall establish in respect of each Award granted to an Eligible Person the effect of a termination of employment or services on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination.

  SECTION 4.4  COMPLIANCE WITH LAWS.

    This Plan, the granting and vesting of Awards under this Plan and the issuance and delivery of shares of Common Stock and/or the payment of money or the use or application of shares under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles. Any securities delivered under this Plan shall be subject to such restrictions and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

  SECTION 4.5  TAX WITHHOLDING.

    Upon any exercise, vesting, or payment of any Award or, if they require upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Beneficiary) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such transaction or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may require or allow any Eligible Person Participant to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) that number of shares valued at their then Fair Market Value to satisfy such withholding obligation. In no event will the value of any shares withheld or reacquired to satisfy applicable withholding obligations exceed the minimum amount of required withholding under applicable law.

  SECTION 4.6  PLAN AMENDMENT, TERMINATION AND SUSPENSION; CHANGES IN AWARDS.

       (a) BOARD AUTHORIZATION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

       (b) SHAREHOLDER APPROVAL. To the extent required under Sections 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

       (c) AMENDMENTS TO AWARDS. Without limiting any other express authority of the Committee under, but subject to the express limits of, this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Eligible Person Participant, his or her rights and benefits under an Award.

       (d) LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS. No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any then outstanding Award granted under this Plan. Changes contemplated by
       Section 4.2 shall not be deemed to constitute changes or amendments for purposes of this Section 4.6.

  SECTION 4.7  PRIVILEGES OF STOCK OWNERSHIP.

    A Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her, other than benefits incident to the disposition of shares upon due exercise of an Option consistent with the terms of this Plan. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to the date of delivery of shares on exercise of an Award.

  SECTION 4.8  EFFECTIVE DATE OF PLAN.

    This Plan is effective as of April 16, 1996, the date of initial Board approval, and was approved by the shareholders on May 14, 1996. The first amendment to the Plan is effective as of March 30, 1998, the date of Board approval, and was approved by the shareholders on April 24, 1998. The second amendment to the Plan is effective as of October 6, 1999, the date of Board approval, subject to shareholder approval by July 31, 2000.

  SECTION 4.9  TERM OF THE PLAN.

    No Award shall be granted more than ten years after the initial effective date of the Plan (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such termination date, and all authority of the Committee with respect to Awards hereunder shall continue during any suspension of this Plan and in respect of outstanding Awards on such termination date.

  SECTION 4.10  GOVERNING LAW/CONSTRUCTION/SEVERABILITY.

       (a) CHOICE OF LAW. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the state of incorporation of the Corporation.

       (b) SEVERABILITY. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

       (c) PLAN CONSTRUCTION. It is the intent of the Corporation that this Plan and Awards hereunder satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to Section 16(b) of the Exchange Act satisfies the applicable requirements of Rule 16b-3 thereunder so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be disregarded. It is the further intent of the Company that Options granted to a person subject to Section 162(m) of the Code with an exercise price not less than Fair Market Value on the date of grant shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

  SECTION 4.11  CAPTIONS.

    Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

  SECTION 4.12  EFFECT OF CHANGE OF SUBSIDIARY STATUS.

    If an entity ceases to be a Subsidiary, for purposes of this Plan and any Award hereunder, a termination of employment of each employee of such Subsidiary who does not continue as an employee of another entity within the Company shall be deemed to have occurred.

  SECTION 4.13  NON-EXCLUSIVITY OF PLAN.

    Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

  SECTION 4.14  NO RESTRICTION ON CORPORATE POWERS.

    The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in the Corporation's capital structure or its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Corporation's capital stock or the rights thereof, the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

  SECTION 4.15  EFFECT ON OTHER BENEFITS.

    Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country or state and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Corporation or a Subsidiary unless expressly so provided by such other plan or arrangements. Awards under this Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards or payments under any other Corporation or Subsidiary plan.

ARTICLE V. DEFINITIONS.

  SECTION 5.1  DEFINITIONS.

       (a) "AWARD" shall mean an award of any Option authorized by and granted under this Plan.

       (b) "AWARD AGREEMENT" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

       (c) "AWARD DATE" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award, or in the case of Non-Employee Director Awards under Article III, the date of automatic grant under Article III.

       (d) "AWARD PERIOD" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

       (e) "BENEFICIARY" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

       (f)  "BOARD" shall mean the Board of Directors of the Corporation.

       (g)  "CHANGE IN CONTROL EVENT" means any of the following:

            (i) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

            (ii) Consummation of a merger, consolidation, or other
                 reorganization, with or into, or the sale of all or substantially all of the Corporation's business and/or assets as an entirety to, one or more entities that are not Subsidiaries or other affiliates of the Company (a "Business Combination"), unless (1) as a result of the Business Combination more than 50% of the outstanding voting power generally in the election of directors of the surviving or resulting entity or a parent thereof (the "Successor Entity") immediately after the reorganization are, or will be, owned, directly or indirectly, by holders of the Corporation's voting securities immediately before the Business Combination; (2) no Person (excluding the Successor Entity or an Excluded Person) beneficially owns, directly or indirectly, more than 20% of the outstanding shares or the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business Combination, except to the extent that such ownership existed prior to the Business Combination; and (3) at least 50% of the members of the board of directors of the entity resulting from the Business Combination were members of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for the Business Combination.

           (iii) Any "PERSON" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act other than an Excluded Person becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange
                 Act), directly or indirectly, of securities of the Corporation representing more than 25% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation, other than as a result of (1) an acquisition directly from the Company, (2) an acquisition by the Company, (3) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity, or (4) an acquisition by an entity pursuant to a transaction which is expressly excluded under clause (ii) above; or

            (iv) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved), but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

       (h) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

       (i) "COMMITTEE" shall mean a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, (i) in respect of any decision at a time when the Participant affected by the decision may be subject to
       Section 162(m) of the Code, shall be an "outside" director within the meaning of Section 162(m) of the Code and (ii) in respect of any decision affecting a transaction at a time when the Participant involved in the transaction may be subject to Section 16 of the Exchange Act, shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act.

       (j) "COMMON STOCK" shall mean the Common Stock, no par value, of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4.2 of this Plan.

       (k) "COMPANY" shall mean, collectively, the Corporation and its Subsidiaries.

       (l) "CORPORATION" shall mean Acacia Research Corporation, a California corporation, and its successors.

       (m) "DISINTERESTED" shall mean disinterested within the meaning of any applicable regulatory requirements, including Rule 16b-3.

       (n) "ELIGIBLE PERSON" shall mean an officer, a key executive, or an administrative, managerial, production, marketing or sales employee of the Company, whether or not such person is a director, or an Other Eligible Person.

       (o) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

       (p) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

       (q) "EXCLUDED PERSON" means (i) any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act, (ii) the Company, (iii) an employee benefit plan (or related trust) sponsored or maintained by the Company or the Successor Entity.

       (r) "FAIR MARKET VALUE" shall mean (i) if the Common Stock is listed and registered on a national securities exchange such as the New York Stock Exchange or the American Stock Exchange, the simple average of the highest and lowest quoted selling prices of the Common Stock on such exchange on the applicable date of determination, or, if no such sales were made on such date on such exchange, then by such method as of the last date prior thereto on which sales were made, or (ii) if the Common Stock is not listed and registered on any national securities exchange, the simple average of the bid and ask prices per share of Common Stock in the over-the-counter market at the end of the applicable date of determination, or, if for any reason no such quotations are available, then by such other method as the Committee, in its sole discretion, shall determine to be appropriate on such date of determination.

       (s) "INCENTIVE STOCK OPTION" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provision as are necessary to comply with that section.

       (t) "NONQUALIFIED STOCK OPTION" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code. Options granted under Article III shall be Nonqualified Stock Options.

       (u) "NON-EMPLOYEE DIRECTOR" shall mean a person who is, as of the applicable date of determination for an award under Article III, (i) a member of the Board of Directors of the Corporation and not an officer or employee of the Company or any affiliate, and (ii) eligible to serve on the Committee.

       (v) "OPTION" shall mean an option to purchase Common Stock under this Plan.

       (w) "OTHER ELIGIBLE PERSON" shall mean any member of the Board, or other individual (to the extent provided in the next sentence) consultant, agent, or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee. A non-employee consultant, agent, or advisor may be granted an Award only if such person's participation in this Plan would not adversely affect (1) the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under the Plan by the Corporation or (2) the Corporation's compliance with any other applicable laws.

       (x) "PARTICIPANT" shall mean a person who has been granted or has received an Award under this Plan.

       (y)  "PLAN" shall mean this 1996 Stock Option Plan.

       (z)  "QDRO" shall mean a qualified domestic relations order as defined in
       Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder or other decree accorded relief from transfer restrictions under Rule 16b-3.

       (aa) "RULE 16B-3" shall mean Rule 16b-3 as promulgated by the Securities and Exchange Commission pursuant to the Exchange Act.

       (bb) "SECTION 16 PERSON" shall mean a person subject to Section 16(a) of the Exchange Act.

       (cc) "SUBSIDIARY" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

                          ACACIA RESEARCH CORPORATION
                SPECIAL MEETING OF SHAREHOLDERS DECEMBER 2, 1999

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          ACACIA RESEARCH CORPORATION

    The undersigned hereby appoints Paul R. Ryan and Kathryn King-Van Wie, and each of them, proxyholders, each with full power of substitution to vote for the undersigned at the Special Meeting of Shareholders of Acacia Research Corporation to be held on December 2, 1999, and at any adjournments thereof, with respect to the following matters, which were more fully described in the
Proxy Statement dated October   , 1999 (the "Proxy Statement"), receipt of which
is hereby acknowledged by the undersigned.

    THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1 AND FOR PROPOSAL NO. 2.

                               (SEE REVERSE SIDE)

                          (CONTINUED FROM OTHER SIDE)
------------------------------
            COMMON                        /X/ Please mark your choices like this

The Board of Directors recommends that you vote FOR Proposal No. 1 and FOR Proposal No. 2.

(1) To approve the change in the Company's state of incorporation
    from California to Delaware.         / / FOR     / / AGAINST     / / ABSTAIN

(2) The ratification of amendments to the Company's 1996 Stock
    Option Plan.                         / / FOR     / / AGAINST     / / ABSTAIN
                                                 Dated: __________________, 1999
                                                 _______________________________
                                                       (Please Print Name)
                                                 _______________________________
                                                 (Signature of Holder of Common
                                                             Stock)
                                                 _______________________________
                                                  (Additional Signature if Held
                                                            Jointly)

                                                NOTE: Please sign exactly as
                                                your name is printed. Each joint
                                                tenant should sign. Executors,
                                                administrators, trustees and
                                                guarantors should give full
                                                titles when signing.
                                                Corporations and partnerships
                                                should sign in full corporate or
                                                partnership name by authorized
                                                person. Please mark, sign, date
                                                and return your Proxy promptly
                                                in the enclosed envelope, which
                                                requires no postage if mailed in
                                                the United States.